SAFECO Mutual Funds
Semiannual Report

SAFECO Fixed-Income Funds

Report From the Fund Managers

SAFECO High-Yield Bond Fund

As of June 30, 2002

How did the fund perform?
This was a difficult time for both the stock market and high-yield bond portfolios in general. In simplest terms, the SAFECO High-Yield Bond Fund underperformed its benchmark—the Merrill Lynch High-Yield Master II—for the first half of 2002. Additionally, both the Fund and its benchmark index posted negative returns for the one-year annualized period during this lingering economic downturn.

What factors impacted performance?
The Fund’s relative underperformance was most dramatically impacted by our positions in the telecommunications sector—a sector that is reeling from a steady parade of financial restatements and fraud charges. Adelphia and WorldCom both defaulted, and Charter and Qwest Communications have been driven into distressing pricing levels. As a group, these were among the market’s largest high-yield companies (with over $60 billion in combined debt), and the seemingly endless stream of bad news has taken its toll on both the SAFECO High-Yield Bond Fund and its index.

In retrospect, another contributing factor to the Fund’s disappointing performance is that we were too early with some of our market movements. We expected high-yield bonds to improve with a slowly improving economy and positioned accordingly. We were also too early in acquiring fallen angels like Qwest and Tyco, and in holding the most junior positions in companies like Paxson, Crown Castle and Dobson. In this uncertain market, these issues continue to underperform, but could still generate some pleasing returns when the market does finally begin its long-awaited recovery.

On the positive side, our positions in early cyclicals, consumer non-durables and shorter-maturity manufacturing companies performed well. Smaller turnarounds like FHP (PacifiCare) and Samsonite have also done well, as did the shorter-maturity issues Oregon Steel and Sun World.

What changes did you make and why?
The economy continues a slow recovery, however investor confidence in corporate America is the worst the SAFECO High-Yield Bond Fund team has seen in our 20-plus years of experience—a factor that is clearly hurting both the debt and equity markets. The number and size of company misstatements since the Enron debacle was first revealed makes it clear that the energy giant’s fall from grace will not be the only time we see this happen. We are concerned that more restatements are likely in the near-term. In fact, the problem could grow as the 2,000-plus clients of the now-defunct Arthur Andersen LLP hire new accounting firms, as CEOs sign the Security and Exchange Commission’s newly required certifications vouching for the integrity of their company’s financial statements, and as audit committees become more active.

With an eye on these continuing developments, we have reduced the Fund’s risk profile until there are more signs that these corporate governance issues have been addressed. In a move to reduce individual credit risk, we have reduced positions to become underweight in larger high-yield issuers. While these changes are ongoing, the fund is now more diversified having added smaller, less complex companies with financials we believe will not be easily manipulated. Additionally, we have increased the portfolio quality by reducing B issues and adding BB-rated companies. Our most junior holdings have been reduced, including all of the preferred issues of Crown Castle and a portion of Paxson.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO High-Yield Bond Fund

As of June 30, 2002

What is your outlook for the future?
We believe the economic recovery will become the focus for investors, and so we continue to position in sectors that will benefit. While economic recovery has been postponed by corporate accounting and governance issues, we don’t believe it has been cancelled. As excesses are purged, we anticipate that the invigorated environment will create opportunities. We will continue to move to a position more in line with the index and will be vigilant and patient, awaiting clear signs of improvement in corporate earnings before we move to a more aggressive positioning of the portfolio. We do believe that by year-end investor confidence should be restored, and that the improving economy and corporate results will put investors back in the search for yield. The Fund’s more conservative positioning should improve performance until then.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) high-yield investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO High-Yield Bond Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input into the investment process.

Performance Overview & Highlights

SAFECO High-Yield Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO High-Yield Bond Fund	(13.17)%	(12.91)%	(1.45)%	4.17%
Merrill Lynch High-Yield Master II Index	(5.37)%	(4.36)%	1.14%	6.28%
Lipper, Inc. (High Current Yield Funds)	(3.77)%	(3.55)%	(0.27)%	4.96%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	12.14%
Weighted Average Maturity	5.24 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Broadcasting & Cable TV	12%
Integrated Telecommunications Services	7
Homebuilding	7
Restaurants	6
Steel	6

TOP FIVE HOLDINGS	Percent of Net Assets

Sinclair Broadcast Group, Inc. (Broadcasting & Cable TV)	4.4%
Paxson Communications Corp. (Broadcasting & Cable TV)	3.6
Dobson Communications Corp. (Integrated Telecommunications Services)	3.4
LCI International (Integrated Telecommunications Services)	3.1
Schuler Homes (Homebuilding)	3.0

TOP FIVE PURCHASES For the Period Ended June 30, 2002	Cost (000’s)

Adelphia Communications Corp.	$2,944
Xerox Corp.	2,379
LCI International, Inc.	2,030
Avaya, Inc.	1,976
Tyco International Group SA	1,575

TOP FIVE SALES For the Period Ended June 30, 2002	Proceeds (000’s)

Adelphia Communications Corp.	$2,613
Xerox Corp.	2,361
Sun World International, Inc.	1,970
FHP International Corp.	1,461
U.S. Unwired, Inc.	1,410

CREDIT RATING DISTRIBUTION
AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

CORPORATE BONDS—79.2%

Advertising—1.2%
$500	#	Penton Media, Inc. (144A) 11.875%, due 10/01/07 (acquired 3/21/02)	$430

Airlines—5.1%
1,000		Continental Airlines, Inc. 7.568%, due 12/01/06	913
1,000		Northwest Airlines, Inc. 8.52%, due 4/07/04	910

Alternative Carriers—0.0%
1,000		Global Crossing Holdings, Ltd. 9.50%, due 11/15/09	10

Aluminum—1.4%
500		Commonwealth Aluminum Corp. 10.75%, due 10/01/06	502

Auto Parts & Equipment—1.0%
500		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	340

Broadcasting & Cable TV—2.8%
750		Adelphia Communications Corp. 10.875%, due 10/01/10	296
250		Adelphia Communications Corp. 3.25%, due 5/01/21	21
500	#	Charter Communications Holdings, Inc. (144A) 11.125%, due 1/15/11 (acquired 6/28/01)	345
500		Charter Communications Holdings, Inc. 5.75%, due 10/15/05	259
250		NTL Communications Corp. 11.50%, due 10/01/08	66

Building Products—1.4%
500		NS Group, Inc. 13.50%, due 7/15/03	504

Casinos & Gaming—0.7%
250	#	Venetian Casino Resort (144A) 11.00%, due 6/15/10 (acquired 5/22/02)	252

Construction Materials—1.8%
750		National Equipment Services, Inc. 10.00%, due 11/30/04	652

Department Stores—2.3%
1,000		Dillards, Inc. 6.625%, due 1/15/18	835

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Chemicals—0.7%
$250		Lyondell Chemical Co. 11.125%, due 7/15/12	$248

Diversified Commercial Services—3.5%
500		Renters Choice, Inc. 11.00%, due 8/15/08	531
750		Williams Scotsman, Inc. 9.875%, due 6/01/07	716

Diversified Financial Services—3.9%
500		CIT Capital Trust 7.70%, due 2/15/27	410
1,000		CIT Group, Inc. 7.625%, due 8/16/05	985

Electric Utilities—3.8%
500		Calpine Canada Energy Finance Corp. 8.50%, due 5/01/08	343
1,000		Mission Energy Holding Co. 13.50%, due 7/15/08	1,005

Electronic Equipment & Instruments—1.3%
500		Wesco Distribution, Inc. 9.125%, due 6/01/08	480

Food Distributors—1.1%
400	#	Burns Philp Capital Property, Ltd. (144A) 9.75%, due 7/15/12 (acquired 6/14/02)	396

Food Retail—2.0%
700		Luigino’s, Inc. 10.00%, due 2/01/06	707

Health Care Equipment—0.7%
250	#	Sybron Dental Specialties, Inc. (144A) 8.125%, due 6/15/12 (acquired 5/22/02)	248

Heavy Electrical Equipment—0.7%
250	#	NMHG Holding Co. (144A) 10.00%, due 5/15/09 (acquired 5/02/02)	254

Home Furnishings—2.2%
750	#	Interface, Inc. (144A) 10.375%, due 2/01/10 (acquired 1/11/02)	799

Homebuilding—6.6%
2,000		Champion Enterprises, Inc. 7.625%, due 5/15/09	1,060
250	#	Champion Home Builders Co. (144A) 11.25%, due 4/15/07 (acquired 4/12/02)	213
1,000		Schuler Homes, Inc. 10.50%, due 7/15/11	1,070

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Industrial Conglomerates—3.5%
$500		Tyco International Group SA 6.25%, due 6/15/03	$435
1,000		Tyco International Group SA 6.375%, due 2/15/06	810

Industrial Machinery—1.9%
750		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	671

Integrated Telecommunications Services—3.3%
2,250		LCI International, Inc. 7.25%, due 6/15/07	1,103
500		Worldcom, Inc. 8.25%, due 5/15/31	75

Leisure Products—1.3%
500		Royal Caribbean Cruises, Ltd. 8.75%, due 2/02/11	470

Managed Health Care—1.0%
250		Magellan Health Services, Inc. 9.00%, due 2/15/08	90
250	#	Rotech Healthcare, Inc. (144A) 9.50%, due 4/01/12 (acquired 3/15/02)	255

Metal & Glass Containers—0.7%
250	#	Trimas Corp. (144A) 9.875%, due 6/15/12 (acquired 5/23/02)	249

Networking Equipment—1.9%
750		Avaya, Inc. 11.125%, due 4/01/09	686

Packaged Foods—1.0%
326		Chiquita Brands International, Inc. 10.56%, due 3/15/09	342

Personal Products—2.9%
750		Elizabeth Arden, Inc. 11.75%, due 2/01/11	769
250	#	Herbalife International, Inc. (144A) 11.75%, due 7/15/10 (acquired 6/21/02)	250

Publishing & Printing—0.7%
250	#	Mail-Well Corp. (144A) 9.625%, due 3/15/12 (acquired 3/08/02)	251

Railroads—0.5%
200	#	Grupo Transportacion Ferroviaria Mexicana SA (144A) 12.50%, due 6/15/12 (acquired 6/06/02)	189

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Restaurants—6.1%
$250	#	Buffets, Inc. (144A) 11.25%, due 7/15/10 (acquired 6/21/02)	$250
1,000		CKE Restaurants, Inc. 4.25%, due 3/15/04	893
250		CKE Restaurants, Inc. 9.125%, due 5/01/09	241
805		Friendly Ice Cream Corp. 10.50%, due 12/01/07	789

Specialty Stores—3.6%
750		Big 5 Corp. 10.875%, due 11/15/07	791
500	#	United Auto Group, Inc. (144A) 9.625%, due 3/15/12 (acquired 3/12/02)	503

Steel—5.8%
1,000		Oregon Steel Mills, Inc. 11.00%, due 6/15/03	1,000
1,000		Samsonite Corp. 10.75%, due 6/15/08	805
250	#	Steel Dynamics, Inc. (144A) 9.50%, due 3/15/09 (acquired 3/14/02)	264

Telecommunications Equipment—0.4%
500		Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	155

Textiles—0.1%
200		Polymer Group, Inc. 9.00%, due 7/01/07	40

Wireless Telecommunications Services—0.3%
500		American Cellular Corp. 9.50%, due 10/15/09	90

TOTAL CORPORATE BONDS (cost $31,376)			28,266

PREFERRED STOCKS—12.3%

Alternative Carriers—0.0%
11		Global Crossing Holdings, Ltd. 10.50%, due 12/01/08	0

Broadcasting & Cable TV—8.9%
5		CSC Holdings, Inc. 11.75%, due 10/01/07	335
0.2		Paxson Communications Corp. 13.25%, due 11/15/06	1,274
15		Sinclair Broadcast Group, Inc. 11.625%, due 3/15/09	1,558

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Integrated Telecommunications Services—3.4%
$3	Dobson Communications Corp. 12.25%, due 1/15/08	$1,219

TOTAL PREFERRED STOCKS (cost $6,800)		4,386

COMMON STOCKS—1.5%

Packaged Foods—1.4%
30	Chiquita Brands International, Inc.	537

TOTAL COMMON STOCKS (cost $432)		537

CASH EQUIVALENTS—6.7%

Investment Companies
1,845	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,845
538	Nations Money Market Reserves	538

TOTAL CASH EQUIVALENTS (cost $2,383)		2,383

TOTAL INVESTMENTS (cost $40,991)—99.6%		35,572

Other Assets, less Liabilities		138

NET ASSETS		$35,710

#
Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $5,273,000 and the total value is $5,148,000 or 14.4% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

As of June 30, 2002

How did the fund perform?
The SAFECO Intermediate-Term U.S. Treasury Fund outperformed our benchmark—the Merrill Lynch U.S. Treasuries 1-10 Year Index—for the first half of 2002, posting a return of 3.43% versus 3.23% for the index.

What factors impacted performance?
In the first six months of this year, the economy showed surprising resilience and recovered more quickly than the market expected. During the second quarter economic growth slowed, but remained firmly in recovery mode. Given the backdrop of an improving economy during the six-month period, we expected interest rates would rise, the yield curve would flatten, and yield spreads on non-Treasury securities would improve.

Accordingly, we positioned the Fund to prosper under these conditions by shortening duration (i.e., interest rate sensitivity) to 4.50 years from 4.75 years. This was done in an effort to minimize the impact of rising rates. We adopted a barbell-shaped maturity profile to benefit from a flatter yield curve. We sought to maximize yield by keeping our Treasury exposure very close to our required minimum (65% of net assets), split our non-Treasury exposure roughly 50/50 between agency debentures and mortgage-backed securities, and allocated 8% of our portfolio to Treasury Inflation-Protected Securities (TIPS).

Our allocations to TIPS and non-Treasuries were winners. Year-to-date, U.S. Agencies were up 4.08%, GNMAs advanced 4.35%, and our TIPS returned over 5% (versus conventional Treasury returns of 3.61%).

Even though we were right about the economy, our hypothesis on how the market would react failed to fully materialize. A plummeting stock market, corporate improprieties, and fears of further terrorist attacks prompted a flight to quality into U.S. Treasuries causing their interest rates to fall. Declining probabilities of imminent Fed tightening caused the yield curve to steepen. However, non-Treasury government securities did outperform conventional Treasury securities by a considerable amount.

What changes did you make and why?
Just before the end of the second quarter, in order to be in compliance with the Securities Exchange Commission’s Fund Name Rule—a rule that requires at least 80% of a fund’s net assets to be invested in intermediate-term U.S. Treasuries—we increased our exposure to U.S. Treasuries and decreased our holdings in agency securities. Given the weakness in the stock market, investors’ increasing distrust and disgust with corporate America, and the probability that the Fed may delay tightening interest rates for an extended period of time, we also increased our portfolio’s duration and our yield curve exposure to neutral.

The strategic changes we made in June of 2002 were designed to make the fund more competitive by adding incremental value in three ways. First, we increased the portfolio’s average yield by reducing its weighting in U.S. Treasury obligations, increased U.S. Agency holdings, and, for the first time, added mortgage-backed securities. Next, we made a conscious decision to exploit opportunities across the entire yield curve. Prior to June of 2002, the Fund only bought securities with maturities 10 years and under. We now buy securities out to 30 years, but maintain an average maturity of under 10 years. Finally, we use active-duration management (i.e., adjusting the interest rate sensitivity of the portfolio based on our interest rate forecast). Prior to June 2002, this was the primary tool we used to differentiate ourselves. Now it is just one of three.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

As of June 30, 2002

What is your outlook for the future?
On fundamentals alone, we expect the next major move will be towards higher interest rates and a flatter yield curve. Non-Treasury Governments should remain near current spreads until the Fed tightens.

The economy has been resilient to the equity slump so far. However, the equity market turbulence makes the outlook for the bond market particularly uncertain. Therefore, we are remaining neutral on the yield curve for now. If stocks stabilize, and we experience some strengthening in job gains and capital goods orders, we would cut duration to below benchmark and position for a curve flattening.

If a full-blown equity crash unfolds, we would also cut duration and yield curve exposure, but at much lower yields and a much steeper curve. The Fed will only cut rates if the credit markets start to freeze up. However, such a Fed rate cut might turn out to be the catalyst for a bottoming in equities and a Treasury market sell off.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) fixed-income team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO Intermediate-Term U.S. Treasury Fund in July 2001. Team management allows broader coverage of this highly complex market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day)	3.31%
Weighted Average Maturity	7.71 years

Performance Overview

SAFECO Intermediate-Term U.S. Treasury Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Intermediate-Term U.S. Treasury Fund	3.43%	7.59%	6.75%	6.30%
Merrill Lynch Intermediate-Term Treasury Index	3.23%	8.02%	7.10%	6.67%
Lipper, Inc. (Intermediate Treasury Funds)	5.77%	8.48%	7.30%	6.70%

* Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments
As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MORTGAGE BACKED SECURITIES—13.5%

Federal National Mortgage Association (FNMA)—4.1%
$479	7.00%, due 9/01/31	$497
485	7.00%, due 9/01/31	502

Government National Mortgage Association (GNMA)—9.4%
1,500	8.00%, due 12/15/29	1,597
435	8.00%, due 4/20/31	462
249	8.00%, due 5/20/31	265

TOTAL MORTGAGE BACKED SECURITIES (cost $3,296)		3,323

U.S. GOVERNMENT OBLIGATIONS—83.7%

Federal National Mortgage Association (FNMA)—4.8%
1,125	6.625%, due 11/15/30	1,188
U.S. Treasury Notes—78.9%
3,100	10.00%, due 5/15/10	3,640
2,500	3.50%, due 11/15/06	2,456

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Treasury Notes—(continued)
$2,350	5.50%, due 1/31/03	$2,400
2,250	5.50%, due 2/15/08	2,390
2,195	6.00%, due 8/15/09	2,384
1,100	6.125%, due 8/15/29	1,168
2,150	9.25%, due 2/15/16	2,955
1,850	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	1,977

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $20,567)		20,558

CASH EQUIVALENTS—1.8%

Investment Companies
427	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	427

TOTAL CASH EQUIVALENTS (cost $427)		427

TOTAL INVESTMENTS (cost $24,290)—99.0%		24,308
Other Assets, less Liabilities		246

NET ASSETS		$24,554

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO U.S. Government Fund

As of June 30, 2002

On May 1, 2002, the Fund changed its name from SAFECO GNMA Fund to SAFECO U.S. Government Fund. With this change, we gained the ability to invest in the broader government securities arena, and are no longer confined to just the Ginnie Mae Mortgage-Backed Security (GNMA) segment of the mortgage-backed sector of the government securities arena.

What factors impacted performance?
During the first four months of the period we kept the portfolio’s investments in line with the major GNMA indices. After the change of mandate to government securities and into May, we remained overweighted in GNMA securities compared to the new benchmark, the Merrill Lynch Government Index Merrill Lynch Treasury/Agency Master Index. We did this because it appeared that investors were looking for clarification regarding the direction of interest rates. This proved to be the right strategy, as the excess yield from the GNMA securities over Treasuries more than made up for any performance loss by GNMAs later in the month when rates moved slightly lower.

During June, the expectation of a quick economic recovery was pushed back and the Federal Reserve put interest rate increases on hold. This was mainly due to troublesome and growing news emanating almost daily from corporate America. As a result of these changes in outlook, interest rates fell and a “flight-to-quality” bias by investors cemented Treasuries as the best-performing government securities sector. Our underperformance with respect to the new Merrill Lynch Treasury/Agency Master Index was primarily due to the fact that we were still in the process of rebalancing the portfolio and were temporarily underweighted in Treasuries.

What changes did you make and why?
We will continue to selectively add Treasury and Agency securities and sell mortgage-backed securities, until the portfolio is more evenly balanced between these two broadly different sectors.

What is your outlook for the future?
We believe the Federal Reserve’s next move will be to raise interest rates, although not until the economic recovery is well established late in the year or early next year. Inflation should continue to be subdued. This could cause “yield curve flattening,” as short-term rates will likely rise faster than long-term rates. As we look towards the future, our strategy will be to keep our duration neutral to slightly long compared to the benchmark of 50% governments and 50% mortgages. We plan to retain our slight overweight position in mortgage-backed securities since they generate a higher yield. Because of political risk to Freddie Mac and Fannie Mae, Agency holdings will be shorter maturities with Treasuries making up the longer maturity component of the portfolio.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) U.S. Government investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO U.S. Government Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day)	5.38%
Weighted Average Maturity	6.77 years

Performance Overview

SAFECO U.S. Government Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO U.S. Government Fund	3.92%	7.48%	6.57%	6.19%
Merrill Lynch GNMA Index	4.62%	8.90%	7.69%	7.43%
Merrill Lynch U.S. Treasury/Agency Master Index	3.73%	8.73%	7.62%	7.31%
Lipper, Inc. (GNMA Funds)	4.10%	8.06%	6.69%	6.55%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments
As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—75.4%

Federal Home Loan Mortgage Corp. (FHLMC)—7.7%
$1,017	6.00%, due 4/01/14	$1,048
1,854	6.50%, due 4/01/29	1,897
840	8.00%, due 9/01/25	899

Federal National Mortgage Association (FNMA)—9.0%
893	7.00%, due 10/01/29	926
1,131	7.00%, due 4/01/29	1,175
626	7.00%, due 5/01/29	650
1,089	8.00%, due 7/01/27	1,170
521	9.00%, due 11/01/22	575

Government National Mortgage Association (GNMA)—58.7%
1,637	6.00%, due 10/15/28	1,647
4,410	6.00%, due 11/20/31	4,389
1,235	6.00%, due 12/15/28	1,243
964	6.50%, due 1/20/24	989
2,491	6.50%, due 2/15/32	2,547
642	6.50%, due 4/15/29	658
368	6.50%, due 5/15/29	377
313	6.50%, due 5/15/29	320
407	6.50%, due 6/15/29	417
87	6.50%, due 6/15/29	89

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association GNMA)—(continued)
$87	6.50%, due 6/15/29	$89
4,001	6.50%, due 7/15/28	4,104
302	6.50%, due 7/15/29	310
190	6.50%, due 8/15/29	195
1,160	7.00%, due 1/15/30	1,207
1,851	7.00%, due 4/15/28	1,927
1,563	7.00%, due 7/20/31	1,620
2,108	7.50%, due 10/15/27	2,234
371	7.50%, due 4/20/30	390
2,022	7.50%, due 6/20/26	2,138
787	8.00%, due 3/20/30	835
1,536	8.25%, due 5/15/20	1,660

TOTAL ASSET BACKED SECURITIES (cost $36,733)		37,725

U.S. GOVERNMENT OBLIGATIONS—23.8%

U.S. Federal Agency Notes—3.9%
1,900	4.625%, due 4/15/05	1,952
U.S. Treasury Notes—19.9%
600	4.875%, due 2/15/12	602
2,700	5.625%, due 5/15/08	2,882
2,900	7.25%, due 5/15/16	3,418
2,250	8.75%, due 5/15/20	3,051

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Government Fund

As of June 30, 2002
(Unaudited)
PRINCIPAL AMOUNT (000’s)		Value (000’s)

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $11,865)		$11,905

CASH EQUIVALENTS—0.3%
Investment Companies
$163	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	163

TOTAL CASH EQUIVALENTS (cost $163)		163

TOTAL INVESTMENTS (cost $48,761)—99.5%		49,793
Other Assets, less Liabilities		273

NET ASSETS		$50,066

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Managed Bond Fund

As of June 30, 2002

Michael Hughes

How did the funds perform?
For the first six months of 2002, the SAFECO Managed Bond Fund was up 2.30% versus 3.79% for the Lehman Aggregate Bond Index.

What factors impacted performance?
In the first quarter of this year, the economy showed surprising resilience and was recovering more quickly than expected. During the second quarter economic growth slowed, but remained firmly in recovery mode. As the economy got better, I expected interest rates would rise, the yield curve would flatten, and corporate credit fundamentals would improve. Furthermore, the events of Sept. 11 and the Enron debacle pushed corporate spreads out to some of the widest levels I have ever witnessed.

I learned from my experience in the 1998/99 market to use a sharp sell-off in corporate bonds as a buying opportunity, and strong rallies as a signal to lighten up. Given the improving economic fundamentals and my buy-on-weakness strategy, I loaded up on corporate bonds. Because I thought interest rates would rise, I reduced my portfolio’s duration (i.e., interest rate sensitivity) by selling U.S. Treasuries and buying mortgage-backed securities.

Unfortunately, even though I was right about the economy, my assumptions on how the market would react failed to materialize. A flight to quality bid allowed interest rates of U.S. Treasuries to fall. Declining probabilities of imminent Fed tightening caused the yield curve to steepen. And, in the corporate sector, increasing instances of downgrades, accounting irregularities, and fraud allegations were a heavy drag on performance.

What changes did you make and why?
For most of the year, my strategy was to protect principal, in what I thought would be a rising interest rate environment, by maximizing portfolio yield and maintaining a below-benchmark duration. Late in the second quarter, I took reduced my overweight in corporates, reduced my underweight in U.S. Treasuries, and increased duration to neutral.

The most notorious corporate name in my portfolio this year is WorldCom, and it reduced my returns by approximately 0.70% this period. The only good thing I can say about WorldCom is that it could have been worse. By the time they made their $3.9-billion earnings restatement, I had pared down our position by over 80% from a high point eight months prior. Plus, I received an average sale price of nearly 99 cents on the dollar. As of June 30, my remaining WorldCom bonds were valued at approximately 15 cents on the dollar.

My other telecom holdings, mostly Qwest and Sprint, also cost me dearly this period, eating up nearly 0.80% in total returns. I believe the accusations of fraud at WorldCom have unfairly tainted these securities, and absent any similar revelations, I expect significant future improvement in these companies’ valuation.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Manager

SAFECO Managed Bond Fund

As of June 30, 2002

My best performers were in mortgage-backed securities and U.S. Governments, which made up just under half of the portfolio and produced positive returns of over 4% for the year-to-date.

What is your outlook for the future?
My strategy is to use a top-down macro approach to optimize and control the portfolio’s risk parameters, namely duration and yield curve positioning, sector allocation and yield. I then utilize our credit analyst team to conduct fundamental bottoms-up research to aid in the selection of individual securities, I believe this combination of macro analysis supplemented with our proprietary in-house research team will be a key long-term driver for superior performance.

Michael Hughes, MBA, CFA
Vice President of SAFECO Asset Management

Michael Hughes joined SAFECO as portfolio manager in January 1997. He began his investment career in 1983. He graduated magna cum laude with a BS in finance from the University of Colorado in Boulder and holds an MBA from the University of Southern California in Los Angeles. He became a chartered financial analyst in 1995.

Performance Overview & Highlights

SAFECO Managed Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO Managed Bond Fund	2.30%	6.02%	6.22%	5.55%
Lehman Brothers Gov’t/Corp. Bond Index	3.26%	8.25%	7.48%	7.00%
Lehman Brothers Aggregate Bond Index	3.79%	8.63%	7.57%	7.14%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	2.48%	6.72%	6.42%	N/A

* Not annualized
**  The Fund’s inception was June 25, 1992. Graph and average annual return comparison begins February 28, 1994.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	5.24%
Weighted Average Maturity	6.90 years

BONDS BY TYPE	Percent of Net Assets

U.S. Government Obligations	14%
Asset Backed Securities	7
Mortgage Backed Securities	41
Corporate Bonds	32
Cash & Other	6

100%

CREDIT RATING DISTRIBUTION
AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Managed Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—7.3%

Airlines—0.9%
$ 90		United Air Lines 7.73%, due 7/01/10	$85

Consumer Finance—1.9%
180		World Omni Auto Receivables Trust 4.49%, due 8/20/08	183

Diversified Financial Services—4.5%
130		CNH Equipment Trust 7.34%, due 2/15/07	136
235		General Motors Acceptance Corp. 6.42%, due 5/15/35	250
46		Team Fleet Financing Corp. 7.35%, due 5/15/03	46

TOTAL ASSET BACKED SECURITIES (cost $696)			700

CORPORATE BONDS—31.9%

Air Freight & Couriers—0.7%
65		Federal Express Corp. 6.625%, due 2/12/04	68

Airlines—2.5%
80		Delta Air Lines, Inc. 7.11%, due 9/18/11	85
35		Northwest Airlines, Inc. 7.041%, due 4/01/22	35
126		United Air Lines 7.783%, due 1/01/14	122

Alternative Carriers—0.7%
85		Sprint Capital Corp. 6.00%, due 1/15/07	66

Computer Hardware—1.0%
95		Hewlett-Packard Co. 5.75%, due 12/15/06	96

Consumer Finance—0.9%
80		Household Finance Corp. 7.875%, due 3/01/07	85

Diversified Chemicals—1.2%
110		Dow Chemical Co. 5.75%, due 12/15/08	111

Diversified Financial Services—6.1%
130	#	Erac USA Finance Co. (144A) 8.00%, due 1/15/11 (acquired 1/09/01)	141
85		Ford Motor Credit Co. 7.25%, due 10/25/11	85

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Financial Services—(continued)
$100		General Electric Capital Corp. 6.75%, due 3/15/32	$98
180		General Motors Acceptance Corp. 6.125%, due 9/15/06	183
75		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	76

Electric Utilities—4.0%
100		Avista Corp. 7.75%, due 1/01/07	103
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	96
90	#	PSEG Power (144A) 6.95%, due 6/01/12 (acquired 6/04/02)	90
90		Puget Sound Energy, Inc. 6.25%, due 1/16/04	92

Food Retail—2.1%
180		Safeway, Inc. 7.50%, due 9/15/09	199

Forest Products—0.9%
55	#	Weyerhaeuser Co. (144A) 5.50%, due 3/15/05 (acquired 3/06/02)	57

Gas Utilities—0.9%
90		El Paso Corp. 7.00%, due 5/15/11	86

General Merchandise Stores—0.7%
65		Sears Roebuck & Co. 6.25%, due 1/15/04	68

Home Furnishings—1.0%
90	#	Mohawk Industries, Inc. (144A) 6.50%, due 4/15/07 (acquired 3/25/02)	94

Integrated Oil & Gas—1.5%
75		Pemex Project Funding Master Trust 9.125%, due 10/13/10	79
55		USX Corp. 6.85%, due 3/01/08	59

Integrated Telecommunications Services—2.0%
140		Qwest Communications International, Inc. 7.25%, due 2/15/11	78
110	#	Verizon Wireless, Inc. (144A) 5.375%, due 12/15/06 (acquired 12/12/01)	103
55		Worldcom, Inc. 8.00%, due 5/15/06	8

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Managed Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Life & Health Insurance—1.0%
$ 90	Lincoln National Corp. 5.25%, due 6/15/07	$91

Movies & Entertainment—1.0%
105	AOL Time Warner, Inc. 6.875%, due 5/01/12	97

Oil & Gas Equipment & Services—0.6%
55	Kinder Morgan Energy Partners 6.75%, due 3/15/11	57

Trucking—2.1%
195	Hertz Corp. 7.00%, due 7/01/04	200

Wireless Telecommunications Services—1.4%
130	TCI Communications, Inc. 8.65%, due 9/15/04	134

TOTAL CORPORATE BONDS (cost $3,128)		3,042

MORTGAGE BACKED SECURITIES—40.5%

Collateral Mortgage Obligation (CMO)—1.6%
146	6.50%, due 2/14/41	150

Diversified Financial Services—2.5%
230	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	241

Federal National Mortgage Association (FNMA)—32.3%
43	6.00%, due 1/01/29	43
96	6.00%, due 9/01/29	96
95	6.50%, due 1/01/15	99
355	6.50%, due 2/01/31	362
190	6.50%, due 5/01/31	194
256	6.50%, due 6/01/31	261
398	6.50%, due 7/01/29	408
97	7.00%, due 3/01/12	102
109	7.00%, due 9/01/31	113
228	7.00%, due 9/01/31	236
47	8.00%, due 1/01/31	50
42	8.00%, due 10/01/30	44
80	8.00%, due 2/01/29	85
79	8.00%, due 2/01/30	84
52	8.00%, due 2/01/30	55
602	8.00%, due 3/01/31	640
36	8.00%, due 4/01/08	38
76	8.00%, due 4/01/20	81
40	8.00%, due 4/01/30	43
25	8.00%, due 5/01/31	26
28	8.00%, due 7/01/30	30

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—4.1%
$ 15	6.00%, due 4/15/14	$16
79	6.00%, due 8/15/13	82
128	7.00%, due 4/15/28	133
100	7.00%, due 8/15/28	104
48	7.75%, due 11/15/29	51

TOTAL MORTGAGE BACKED SECURITIES (cost $3,750)		3,867

U.S. GOVERNMENT OBLIGATIONS—14.3%

Federal National Mortgage Association (FNMA)—6.1%
555	6.625%, due 11/15/30	586

U.S. Federal Agency Notes—0.5%
45	5.75%, due 2/15/08	47

U.S. Treasury Notes—7.7%
80	4.375%, due 5/15/07	81
65	4.875%, due 2/15/12	65
170	6.00%, due 8/15/09	185
205	6.50%, due 11/15/26	227
130	9.25%, due 2/15/16	179

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,368)		1,370

CASH EQUIVALENTS—5.4%

Investment Companies
510	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	510
6	Nations Money Market Reserves	6

TOTAL CASH EQUIVALENTS (cost $516)		516

TOTAL INVESTMENTS (cost $9,458)—99.4%		9,495

Other Assets, less Liabilities		57

NET ASSETS		$9,552

#
Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $474,000 and the total value is $485,000 or 5.1% of net assets.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

As of June 30, 2002

Stephen C. Bauer

How did the fund perform?
The SAFECO California Tax-Free Income Fund staged a dramatic turnaround in the second quarter, enjoying a return of 4.27 percent. Still, it was not enough to move the six-month return above the Lehman Long Municipal Bond Index. The Fund’s first-half return of 2.92% compared poorly to its peer funds’ average of 3.40%.

What factors impacted performance?
The underlying theme for the recent strength in the bond market is that the widely predicted economic recovery has failed to materialize. Although an economic rebound is certainly underway, its speed and strength is nowhere near what was forecast. Consequently, there is no need for corrective action by the Federal Reserve Board to mitigate the possible inflationary effects that might result from a return to a booming economy. So, here we are at mid-year and short-term yields are still at the lowest level in decades with no sign that they will be rising anytime soon.

During the second quarter of 2002, the long-term municipal bond market has continued to remain within a narrow range, with yields oscillating between 5.25% and 5.50%. Since testing the high end of that range in mid-May, the market has enjoyed its strongest and most sustained rally of the year. At the year’s halfway point, yields are at their lowest point since last fall.

The recent weakness in the equity market has added strength to the municipal bond market. Tax-exempt yields of 5% look a lot more attractive to investors than the negative returns posted by the major stock market indices. For many investors, the attraction of long-term municipals is enhanced further by the current low yields offered by money market funds. While the relative value of different classes of investments is constantly changing, it seems likely that the current interest in bonds is more than transitory and reflects a years-long neglect of one of the principal precepts of long-term investing: diversification.

The strong interest in the municipal bond market by individuals has had a significant impact on the shape of the yield curve. Because most buyers are middle-aged or older, and there is a natural reluctance to buy bonds maturing beyond their expected lifetime, most interest by individuals is for bonds with a maturity of 20 years and shorter. This has created an attractive incentive for professional investors to extend maturity and reap greater rewards than usual.

What changes did you make and why?
Early in the year I was able to increase the yield of the Fund by selling some insured hospital bonds at a yield of 5.17% and investing the proceeds in a new issue at a yield of over 6%. The new issue was for the California State University Fresno Association, which used the money to construct a new arena for sports and other events at Fresno State University.

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

As of June 30, 2002

What is your outlook for the future?
The California Tax-Free Income Fund has a longer average maturity than many other California funds, and this should give it an advantage when comparing yields. I am always trying to find ways to take advantage of marketplace disparities that can enhance returns without sacrificing quality, liquidity and call protection.

In my opinion, the future looks bright for municipal bonds for the balance of the year. With no signs of inflation and only a modest economic recovery underway, municipals look to be a desirable investment for many people. I think the Fund is well positioned to participate in this attractive environment.

Stephen C. Bauer, MBA
President of SAFECO Asset Management Co.

Stephen C. Bauer is president of SAFECO Asset Management Co., as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Co. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO California Tax-Free Income Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO California Tax-Free Income Fund	2.92%	6.45%	5.90%	6.58%
Lehman Brothers Long Municipal Bond Index	4.35%	6.77%	6.43%	7.18%
Lipper, Inc. (California Municipal Bond Funds)	3.40%	6.00%	5.29%	6.12%

* Not annualized Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.60%
Weighted Average Maturity	26.20 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Utilities (Water)	16%
Hospital	13
Lease Rental	12
University Revenue	10
Airport and Seaport	8

TOP FIVE HOLDINGS	Percent of Net Assets

State of California General Obligation Bonds	5.4%
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.0
Alameda Corridor Transportation Authority Revenue	5.0
Sacramento City Unified School District General Obligation	5.0
Redding Joint Powers Finance Revenue	4.9

CREDIT RATING DISTRIBUTION
AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS*—94.7%

California—94.7%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$4,750
4,500	California Educational Facilities Authority Revenue (Institute of Technology) 4.50%, due 10/01/27	4,095
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,776
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/25	3,005
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,009
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,493
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,390
3,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	3,060
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
4,000	Contra Costa Water District Revenue 4.50%, due 10/01/27 [FSA]	3,614
1,000	Cucamonga California County Water District 5.128%, due 9/01/31 [FGIC]	993
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,565
1,000	East Bay Municipal Utility District Wastewater System Revenue 4.75%, due 6/01/28 [MBIA]	943
1,000	East Bay Municipal Utility District Water System Revenue 4.75%, due 6/01/34 [MBIA]	934
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	1,980

PRINCIPAL AMOUNT (000’s)			Value (000’s)

California—(continued)
$1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	$1,467
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	2,875
1,250		Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue 4.75%, due 7/01/28 [FSA]	1,178
3,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,902
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,449
4,900		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,676
2,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	1,955
5,000		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	4,706
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,502
2,000		San Diego Convention Center Financing Authority Lease Revenue 4.75%, due 4/01/28 [AMBAC]	1,885
1,800		San Francisco City and County Airports Commission Revenue 4.50%, due 5/01/26 [MBIA]	1,633
3,515		San Francisco City and County Airports Commission Revenue 4.50%, due 5/01/28 [MBIA]	3,167
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,412
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,540
4,000		San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	3,730
SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

California—(continued)
$1,335	Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	$1,339
5,500	State of California General Obligation Bonds 4.75%, due 4/01/29	5,078
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,742

TOTAL MUNICIPAL BONDS (cost $85,913)		89,864

CASH EQUIVALENTS—1.1%
1,100	SEI Tax Exempt Institutional Tax-Free Portfolio	1,100

TOTAL CASH EQUIVALENTS (cost $1,100)		1,100

TOTAL INVESTMENTS ($87,013)—95.9%		90,964

Other Assets, less Liabilities		3,883

NET ASSETS		$94,847

*
The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	19.9%
Financial Guaranty Insurance Corp. [FGIC]	9.9
AMBAC Indemnity Corp. [AMBAC]	9.5
Financial Security Assurance, Inc. [FSA]	5.8

45.1%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Municipal Bond Fund

As of June 30, 2002

Stephen C. Bauer

How did the fund perform?
With the improvement in the market during the second quarter, the performance of the SAFECO Municipal Bond Fund also saw positive returns. Year-to-date, the SAFECO Fund performed in line with its Municipal Lipper peers, yielding 4.24% versus 4.22%, respectively.

What factors impacted performance?
The recent weakness in the equity market has strengthened the municipal bond market. Investors are finding that tax-exempt yields of 5% look a lot more attractive than the negative returns posted by the major stock market indices. For many, the attraction of long-term municipals is enhanced further by the negligible yields offered by money market funds. While the relative value of different classes of investments is constantly changing, it seems likely that the current interest in bonds is more than transitory and reflects a years-long neglect of one of the principal precepts of long-term investing: diversification.

The strong interest in the municipal bond market by individuals has had a significant impact on the shape of the yield curve. Because most buyers are middle-aged or older, and there is an understandable disinclination to buy bonds maturing beyond their expected lifetime, most interest by individuals is for bonds with a maturity of 20 years and shorter. This has created an attractive incentive for professional investors to extend maturity and reap greater rewards than usual.

During the second quarter of 2002, the long-term municipal bond market has continued to remain within a narrow range, with yields oscillating between 5.25% and 5.50%. Since testing the high end of that range in mid-May, the market has enjoyed its strongest and most sustained rally of the year. At the year’s halfway point, yields are at their lowest point since last fall.

The underlying theme of the recent strength in the bond market is that the economic recovery, which was widely predicted, has not materialized as expected. Although an economic rebound is certainly underway, its speed and strength is nowhere near what was forecast. Consequently, there is no need for corrective action by the Federal Reserve Board to mitigate the possible inflationary effects that might result from a return to a booming economy. So, here we are at mid-year and short-term yields are still at the lowest level in decades, which is a sign that they will be rising sometime soon.

What changes did you make and why?
During the six-month period, one of my primary moves was to sell the Fund’s position in Alaska Housing Finance Agency, and partially replace it with Metropolitan Pier & Exposition Authority, a new issue that came to market to yield 5.45%. Not only did I increase yield by nearly 40 basis points, but I also improved call protection by eight years (from 2004 to 2012) and increased quality from Aa to Aaa.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Manager

SAFECO Municipal Bond Fund

As of June 30, 2002

What is your outlook for the future?
In my opinion, the future looks bright for municipal bonds for the balance of the year. With no signs of inflation and only a modest economic recovery underway, municipals look to be a desirable investment for many people. I think the SAFECO Municipal Bond Fund is well positioned to participate in this attractive environment.

Stephen C. Bauer, MBA
President of SAFECO Asset Management Co.

Stephen C. Bauer is president of SAFECO Asset Management Co., as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Co. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

Performance Overview & Highlights

SAFECO Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	10 Year

SAFECO Municipal Bond Fund	4.24%	6.56%	6.08%	6.48%
Lehman Brothers Long Municipal Bond Index	4.35%	6.77%	6.43%	7.18%
Lipper, Inc. (General Municipal Bond Funds)	4.22%	5.75%	5.03%	5.85%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.43%
Weighted Average Maturity	22.33 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	4.0%
Massachusetts State Housing Finance Agency (Series B)	3.7
Indiana State Development Finance Authority Environmental Revenue	3.5
Port of Seattle Revenue (Series A)	3.5
Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago)	3.4

TOP FIVE STATES	Percent of Net Assets

California	10%
Washington	10
Indiana	9
Illinois	9
Massachusetts	8

CREDIT RATING DISTRIBUTION
AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—97.6%

Arizona—2.4%
$8,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	$8,351
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,026

California—10.4%
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/09 @ 100)	3,849
6,400		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 4.625%, due 8/01/21 [AMBAC]	6,061
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	12,845
2,000		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,909
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	6,879
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	22,060
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,175

Colorado—3.4%
1,000		Colorado Housing Finance Authority Multi-Family Mortgage Revenue 8.30%, due 10/01/23	1,025
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	13,543

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Colorado—(continued)
$4,000		University of Colorado Authority Hospital Authority Revenue 5.60%, due 11/15/31	$3,995

Florida—1.9%
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,809
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,635

Georgia—1.3%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	7,007

Illinois—8.6%
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,018
17,500	†	Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago) 5.70%, due 12/01/25 (Prerefunded 12/01/03 @ 102)	18,801
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	9,914
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormich Place Expansion Project 5.25%, due 6/15/42 [MBIA]	9,807
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,393

Indiana—8.8%
190		Beech Grove Economic Development Revenue (Westvaco Corp.) 8.75%, due 7/01/10	195
11,000	†	East Chicago Elementary School Building Corp. First Mortgage 7.00%, due 1/15/16 (Prerefunded 1/15/03 @102)	11,535

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Indiana—(continued)
$ 7,715		Hammond Multi-School Building Corp. First Mortgage Revenue 6.20%, due 7/10/15	$7,927
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/10/32	19,218
350		Indianapolis Gas Utility Revenue 5.375%, due 6/01/21 [FGIC]	353
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,483
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,370

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	256

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,043

Louisiana—0.9%
5,000		Louisiana Public Facilities Authority Revenue (Tulane University) Series A 5.00%, due 7/01/32 [AMBAC]	4,850

Maryland—2.6%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,387
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,711
5,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	4,788
4,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,293

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Massachusetts—8.0%
$ 6,250		Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	$5,541
5,740		Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	5,941
20,000		Massachusetts State Housing Finance Agency (Series B) 5.40% due 12/01/28 [MBIA]	20,243
9,985		Massachusetts State Turnpike Authority Metropolitan Highway System Revenue (Series B) 5.125%, due 1/01/37 [MBIA]	9,636
2,500		Massachusetts Water Resources Authority Revenue 4.75%, due 12/01/23	2,343

Michigan—0.8%
4,250		Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,162

Mississippi—1.3%
8,000		Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	7,420

Missouri—0.7%
4,000		Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	3,639
1,000		Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,000

New Jersey—0.0%
305	†	New Jersey Turnpike Authority Revenue 10.375%, due 1/01/03 (Escrowed to Maturity)	318

New Mexico—0.4%
2,195		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,228

New York—7.4%
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	902
SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New York—(continued)
$ 3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	$3,537
6,250		New York City Municipal Water Finance Authority Water and Sewer System Revenue 4.75%, due 6/15/25 [MBIA]	5,860
2,100		New York City Municipal Water Finance Authority Water and Sewer System Revenue 5.00%, due 6/15/17 [FGIC]	2,197
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 7/15/15	5,909
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,609
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded Various Dates/Prices)	1,772
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,679
11,800		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	10,224

North Carolina—5.0%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	12,235
11,885		North Carolina Medical Care Commission Health Care Facilities Revenue (Duke University Health System) 4.75%, due 6/01/28 [MBIA]	11,002
3,720		North Carolina Medical Care Commission Hospital Revenue 4.75%, due 12/01/28 [MBIA] (Series A)	3,466
1,000		North Carolina Medical Care Commission Hospital Revenue 4.75%, due 12/01/28 [MBIA] (Series B)	932

PRINCIPAL AMOUNT (000’s)		Value (000’s)

North Dakota—0.6%
$ 3,000	Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	$3,188

Oklahoma—1.1%
5,590	McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,348

Pennsylvania—2.6%
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,078
5,000	Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	4,637
4,445	University Area Joint Authority Sewer Revenue 4.75%, due 11/01/20 [MBIA]	4,312

South Carolina—5.1%
375	Charleston County Pollution Control Facilities Revenue 5.90%, due 8/01/03	376
5,500	Pickens and Richland Counties Hospital Facilities Revenue 5.75%, due 8/01/21 [AMBAC]	5,508
15,000	Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	13,988
7,500	South Carolina Jobs – Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21	8,002

Tennessee—1.3%
7,000	Greenville County Building Equity General Obligation 5.50%, due 3/15/02	6,971

Texas—7.9%
5,750	Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	4,820
10,000	Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	14,258

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Texas—(continued)
$ 3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	$2,838
14,300		Hurst-Euless-Bedford Texas Independent School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	12,750
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/03 @ 101)	11
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	4,692
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,087

Utah—1.0%
5,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	5,358

Virginia—1.0%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,316
3,240		Prince William County Authority Water and Sewer Systems Revenue 4.75%, due 7/01/29 [FGIC]	3,008

Washington—9.8%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	696
1,000		Central Puget Sound Regional Transportation Authority Motor Vehicle Tax 4.75%, due 2/01/28 [FGIC]	916
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	6,285
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,822

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Washington—(continued)
$ 2,500	King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	$2,584
2,255	King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,267
2,800	Lewis County Public Utility District #1 Cowlitz Falls Hydroelectric Project Revenue 6.00%, due 10/01/24	2,808
20,000	Port of Seattle Revenue (Series A) 5.00%, due 4/01/31 [FGIC]	19,150
3,133	Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,384
530	Snohomish County Public Utility District #1 Electric Revenue 5.50%, due 1/01/20 [FGIC]	536
6,290	Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	5,518
7,000	Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,320
250	Yakima-Tieton Irrigation District Revenue 6.20%, due 6/01/19 [FSA]	264

West Virginia—2.9%
15,000	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) Series A 6.75%, due 9/01/30	16,103

TOTAL MUNICIPAL BONDS (cost $486,314)		535,504

CASH EQUIVALENTS—3.08%

16,880	Federated Tax-Exempt Money Market Fund, Inc.	16,880

TOTAL CASH EQUIVALENTS (cost $16,880)		16,880

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)	Value (000’s)

TOTAL INVESTMENTS (cost $503,194)—100.7%	$552,384

Other Assets, less Liabilities	(4,019)

NET ASSETS	$548,365

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*
The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	5.8%
Financial Guaranty Insurance Corp. [FGIC]	13.6
Financial Security Assurance, Inc. [FSA]	5.7
Municipal Bond Investors Assurance Corp. [MBIA]	20.1
Texas Permanent School Fund [PSF]	3.7

48.9%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Intermediate-Term Municipal Bond Fund

As of June 30, 2002

Mary V. Metastasio

How did the fund perform?
The SAFECO Intermediate-Term Municipal Bond Fund performed well during the first half of 2002. While the Fund slightly underformed the Lehman Brothers’ seven-year municipal bond index, it outpaced its Lipper peers for the six-month period ending June 30. (Keep in mind that the index, unlike the Fund, has no cash flow and no expenses.)

What factors impacted performance?
Investors have loved intermediate-term municipal bonds in recent months. As of the end of March 2002, a generic, 30-year, Aa-rated general obligation bond yielded 5.28%, while a comparable seven-year bond yielded 4.35%. Just three months later, at the end of June, the generic 30-year yielded 5.14%, while the seven-year was at 3.76%. The longer bond moved 14 basis points up in price, and the shorter bond 59 basis points—quite a steepening of the yield curve.

Even within the intermediate market, we saw the curve steepen. The spread between a generic five-year Aa general obligation bond and its 10-year counterpart widened from 65 to 101 basis points. We were able to take advantage of this price improvement in our continuing program of extending the maturity of the fund. We sold some of our shorter positions at very attractive prices, and got significant additional yield in the longer positions with which we replaced them.

What changes did you make and why?
During the second quarter we sold positions totaling $1.7 million (maturing in 2003 and 2004), and replaced them with three positions of $500,000 each (maturing in 2009, 2012 and 2014). An example is a purchase of noncallable Metropolitan Transit Authority of New York bonds with a 5.50% coupon due July 1, 2014. New York residents pay no state, local or federal taxes on the interest from these bonds. As a result, they are usually priced quite a bit higher than general market bonds. At the time they were priced, however, the bonds came at a smaller-than-usual premium to non-specialty state bonds. We believe that at some time in the future we will be able to take advantage of comparatively higher New York prices when selling the bonds.

What is your outlook for the future?
The municipal yield curve has rarely been steeper, and it seems unlikely that there is much more room for it to continue in that direction. We have also seen some resistance levels when it comes to absolute yields. On the other hand, investors seeking refuge from the stock and corporate bond markets may be willing to put up with quite a bit in order to have some peace of mind.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Manager

SAFECO Intermediate-Term Municipal Bond Fund

As of June 30, 2002

As of June 30, the weighted average maturity of the Fund was 7.2 years. I expect to maintain the maturity at approximately that level going forward, and to take advantage of opportunities that may present themselves in the bonds of certain states and sectors.

Mary Metastasio, MBA
Vice President SAFECO Asset Management Co.

Mary Metastasio became a municipal bond analyst in 1985 and became portfolio manager of the SAFECO Tax-Free Money Market Fund in 1987. In 1996, she was named manager of SAFECO Intermediate-Term Municipal Bond Fund. Metastasio is a member of the National Federation of Municipal Analysts and served as that organization’s chairman in 1999.

Performance Overview & Highlights

SAFECO Intermediate-Term Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month*	1 Year	5 Year	Since Inception**

SAFECO Intermediate-Term Municipal Bond Fund	4.71%	6.15%	5.19%	5.17%
Lehman Brothers 7-Year Municipal Bond Index	5.28%	7.16%	6.09%	5.98%
Lipper Inc. (Intermediate Municipal Bond Funds)	4.30%	6.00%	5.17%	N/A

 * Not annualized.
** The Fund’s inception date was March 18, 1993. Graph and average annual return comparison begins on March 31, 1993.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	2.87%
Weighted Average Maturity	7.20 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.9%
Mississippi Hospital Equipment and Facilities Authority Revenue (Mississippi Baptist Medical Center)	4.1
Tempe Arizona Unified High School District #213 General Obligation	4.0
Trinity River Authority Revenue (Tarrant County Water Project)	3.9
Ohio State Building Authority Adult Correction	3.6

TOP FIVE STATES	Percent of Net Assets

Texas	21%
Illinois	18
Washington	13
New York	9
Kentucky	7

CREDIT RATING DISTRIBUTION
AS A PERCENT OF NET ASSETS

Portfolio of Investments
SAFECO Intermediate-Term Municipal Bond Fund
As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—108.9%

Alabama—3.5%
$500		Southeast Alabama Gas District System Revenue 5.30%, due 6/01/12 [AMBAC]	$548

Arizona—4.0%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	622

California—2.2%
310	†	Sacramento Municipal Utility District Electric Revenue 5.50%, due 2/01/11 (Escrowed to Maturity)	343

Connecticut—0.7%
100		Connecticut Housing Finance Authority Housing Mortgage Finance Program 5.40%, due 5/15/03	103

District of Columbia—5.4%
500		District of Columbia Revenue (George Washington University) 4.25%, due 9/15/09 [MBIA]	513
155		District of Columbia General Obligation 5.20%, due 6/01/03	159
13		District of Columbia General Obligation 5.75%, due 6/01/03	13
137	†	District of Columbia General Obligation 5.75%, due 6/01/03 (Escrowed to Maturity)	142

Illinois—17.6%
500		Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10	551
500		Chicago O’Hare International Airport Revenue 4.35%, due 1/01/10 [AMBAC]	506
500		Chicago Tax Increment Jr Lein South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	510
500		Illinois Educational Facilities Authority Student Housing Revenue 5.50%, due 5/01/12	503
500		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	553

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Illinois—(continued)
$40	†	Metro Pier & Exposition Authority Dedicated State Tax Prerefunded (Series A) 5.90%, due 6/15/03 (Escrowed to Maturity)	$42
25		Metro Pier & Exposition Authority Dedicated State Tax Unrefunded (Series A) 5.90%, due 6/15/03	26
35	†	Metropolitan Pier and Exposition Authority McCormick Place Expansion Project 5.90%, due 6/15/03 (Escrowed to Maturity)	36

Kentucky—6.8%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	522
500		Kentucky State Property and Buildings Commission Revenue 5.50%, due 9/01/04	536

Maine—2.1%
300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	324

Massachusetts—2.8%
400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	440

Michigan—5.7%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	558
300		Tecumseh Michigan Public Schools General Obligation 5.125%, due 5/01/09 [QSBLF]	325

Mississippi—4.1%
600		Mississippi Hospital Equipment and Facilities Authority Revenue (Mississippi Baptist Medical Center) 5.40%, due 5/01/04 [MBIA]	634

New Jersey—0.1%
12		New Jersey Housing and Mortgage Finance Agency Housing Revenue 6.00%, due 11/01/02	12

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investment

SAFECO Intermediate-Term Municipal Bond Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New York—8.5%
$500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	$551
10	†	New York City Water & Sewer Systems Revenue (Series B) 5.00%, due 6/15/03 (Escrowed to Maturity)	10
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	760

Ohio—3.6%
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	560

Oklahoma—1.3%
190	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	200

Pennsylvania—3.5%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	536

South Carolina—3.5%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	543

Texas—20.6%
250		Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	278
500		Cypress-Fairbanks Independent School District General Obligation 5.25%, due 2/15/13 [PSF]	542
500		Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09 [AG]	523
300		San Felipe Del Rio Texas Independent School District 5.00%, due 8/15/12 [PSF]	317
350	†	Socorro Independent School District Unlimited Tax General Obligation 5.80%, due 2/15/11 [PSF] (Prerefunded 2/15/06 @ 100)	386
500		Tomball Independant School District General Obligation 5.00%, due 2/15/11 [PSF]	534
600	†	Trinity River Authority Revenue (Tarrant County Water Project) 5.25%, due 2/01/05 [AMBAC] (Partially Prerefunded 2/01/03 @ 100)	611

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Washington—12.9%
$400	†	Clark County Public Utility District #1 Generating System Revenue 6.00%, due 1/01/07 [FGIC] (Escrowed to Maturity)	$448
360		King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08 [AG]	372
500		Seattle Library Facilities 5.375%, due 12/01/10	546
500		Tacoma Electric System Revenue 5.80%, due 1/01/04 [FGIC]	527
100		Washington Health Care Facilities Authority Revenue (Empire Health Service, Spokane) 5.50%, due 11/01/03 [MBIA]	105

TOTAL MUNICIPAL BONDS (cost $16,007)			16,870

CASH EQUIVALENTS—0.0%
2		Federated Tax-Exempt Money Market Fund, Inc.	2

TOTAL CASH EQUIVALENTS (cost $2)			2

TOTAL INVESTMENTS (cost $16,009)—108.9%			16,872

Other Assets, less Liabilities			(1,384)

NET ASSETS			$15,488

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*
The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	9.8%
Asset Guaranty Insurance Co.[Asset Guaranty]	5.5
Financial Guaranty Insurance Corp. [FGIC]	12.5
Financial Security Assurance, Inc. [FSA]	11.7
Qualified-School Bond Loan Fund [QSBLF]	1.9
American Capital Access Corp. [ACA]	3.1
Municipal Bond Investors Assurance Corp. [MBIA]	7.5
Texas Permanent School Fund [PSF]	10.7

62.7%

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Money Market Fund

As of June 30, 2002

Lesley Fox

How did the Fund Perform?
According to Lipper, the returns on the SAFECO Money Market Fund were above the average of other taxable money market funds. The actual year-to-date total return on the Fund was 0.73%. The Lipper average for the same period was 0.56%. The year-to-date return on the Fund was lower than the 1.3% increase in the Consumer Price Index, as of the end of June 2002.

What factors impacted performance?
The Federal Reserve Open Market Committee (FOMC) continued to keep the overnight Fed Funds rate at the 40-year low of 1.75%. Most economists predict that the funds rate will stay low through the end of 2002. Therefore, the money market yield curve (i.e., a graphical depiction of short-term interest rates by maturity) is relatively flat resulting in little opportunity to increase yield by buying longer maturity securities.

In 2002, I have avoided purchases of one-year paper at rates slightly over 2%. As a result, the average maturity of the Fund was 47 days as of June 30, somewhat shorter that Lipper average of 60 days. However, one reason the Fund performed well was its holdings of one-year securities purchased at much higher yields. Another reason was its large allocation of floating rate notes. Even in the flat yield curve environment, floating rate notes based on LIBOR or T-Bill indices pay higher rates than Commercial Paper.

What changes did you make and why?
Over the last few months, I have worked to move the Fund out of Commercial Paper, which is the lowest yielding asset class in the prime money market sector.

I continued to add to the floating rate note position in 2002. I believe that floating rate notes will perform well when the FOMC eventually begins to increase the Fed Funds rate. On June 30, the Fund held 39% floating rate notes and 61% fixed-rate securities.

I continue to use a strategy of purchasing one-year paper when the yields are attractive. With the remaining available cash, I search for the best short-term yield opportunities in floating or fixed-rate securities. As always, credit risk in the Fund is managed very conservatively.

Report From the Fund Manager

SAFECO Money Market Fund

As of June 30, 2002

What is your outlook?
The economic expansion has stalled, and the eroding investor confidence and corporate accounting scandals are only making the situation worse. I think that the Fed Funds rate will stay at 1.75% until sometime in the first half of 2003 when it will likely be raised, albeit slowly. With the Fed Funds rate on hold for the foreseeable future, one-year paper will yield low rates and remain unattractive. The Fund will likely stay short in maturity versus the Lipper peer group, and continue to pay a yield near historical lows.

Lesley Fox, MBA
Assistant Vice President

Lesley Fox joined SAFECO Asset Management in April 2000 as a portfolio manager. She spent the previous five years managing $3.5 billion in short-term funds for King County. Ms. Fox earned her MBA in Finance at George Washington University and began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

SAFECO Money Market Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Months*	1 Year	5 Year	10 Year

SAFECO Money Market Fund	0.73%	2.12%	4.51%	4.25%
Lipper, Inc. (Money Market Funds)	0.56%	1.76%	4.35%	4.29%

* Not annualized Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	47 Days	7 Day Yield	1.33%

Portfolio of Investments
As of June 30, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

COMMERCIAL PAPER—35.7%

Asset Backed—14.1%
$15,000		Apreco, Inc. 1.79%, due 7/30/02	$14,978
5,000		Ciesso, LP 1.77%, due 8/07/02	4,991
10,000		Ciesso, LP 1.95%, due 7/01/02	10,000
15,000		Receivables Capital Corp. 1.78%, due 7/12/02	14,992

Banks (Foreign)—4.7%
15,000		National Australia Funding Corp. 1.76%, due 7/10/02	14,993

Consumer Finance—16.9%
8,000		Cooperative Association of Tractor Dealers 1.80%, due 7/15/02	7,994
7,500		Cooperative Association of Tractor Dealers 1.85%, due 7/01/02	7,500
3,300		Corporate Asset Funding Co. 1.77%, due 7/22/02	3,297
5,000		Corporate Asset Funding Co. 1.77%, due 7/29/02	4,993
15,000		Hyndai Motors Co., Ltd. 1.86%, due 7/18/02	14,987
15,000		Moat Fundings LLC 1.81%, due 9/04/02	14,951

TOTAL COMMERCIAL PAPER (cost $113,676)			113,676

CORPORATE BONDS—45.8%

Asset Backed—7.8%
$15,000	#	Dorada Finance, Inc. (144A) 1.854%, due 5/21/03 (acquired 5/16/02)	15,000

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Asset Backed—(continued)
$10,000	#	K2 (USA) LLC (144A) 1.86125%, due 12/09/02 (acquired 12/03/01)	$10,000

Banks—6.7%
7,150		Banc One Corp. 6.375%, due 10/01/02	7,227
3,900		Banc One Corp. 6.40%, due 8/01/02	3,914
3,000		Banc One Corp. 7.25%, due 8/01/02	3,011
1,000		First Chicago Corp. 7.625%, due 1/15/03	1,027
6,000		PNC Funding Corp. 6.95%, due 9/01/02	6,031

Brewers—1.2%
3,690		New Belgium Brewery Co. 1.95%, due 7/01/15 Put Date 7/05/02	3,690

Consumer Finance—12.7%
10,000	#	CC USA, Inc. (144A) 2.955%, due 4/16/03 (acquired 3/15/02)	10,000
14,285		Countrywide Funding Corp. 8.25%, due 7/15/02	14,311
10,000		Merrill Lynch & Co., Inc. 1.81875%, due 1/08/03	10,000
6,000		Merrill Lynch & Co., Inc. 1.81875%, due 4/03/03	6,000

Diversified Financial Services—11.5%
8,000	#	Goldman Sachs Group, Inc. (144A) 2.13688%, due 7/15/03	8,000
2,300		Lehman Brothers Holdings, Inc. 2.44%, due 9/12/02	2,305
6,140		Lehman Brothers Holdings, Inc. 6.25%, due 4/01/03	6,283

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Money Market Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Diversified Financial Services—(continued)
$5,000	Lehman Brothers Holdings, Inc. 7.00%, due 5/15/03	$5,184
2,000	Lehman Brothers Holdings, Inc. 7.25%, due 4/15/03	2,061
7,470	Morgan Stanley Dean Witter Co. 7.125%, due 1/15/03	7,655
5,000	Salomon Smith Barney Holdings Corp. 2.02875%, due 9/12/02	5,003

General Merchandise Stores—2.4%
8,000	Racetrac Capital, LLC 1.84%, due 4/01/18 Put Date 7/03/02	8,000

Hotels—0.9%
2,775	Smuggler’s Notch Management Co. 1.95%, due 9/01/15 Put Date 7/15/02	2,775

Real Estate Management & Development—2.6%
8,200	Loft Quest, LLC 1.94%, due 6/01/27 Put Date 7/05/02	8,200

TOTAL CORPORATE BONDS (cost $145,677)		145,677

MUNICIPAL BONDS—14.2%

Diversified Commercial Services—0.6%
2,000	Wake Forest University 1.84%, due 7/01/17 Put Date 7/03/02	2,000

Health Care Distributors & Services—2.6%
8,100	New Hampshire Business Finance Authority Revenue 1.95%, due 6/01/28 Put Date 7/15/02	8,100

Homebuilding—3.0%
1,000	Breckenridge Terrace LLC Tax Revenue 1.89%, due 5/01/39 Put Date 7/03/02	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.89%, due 5/01/39 Put Date 7/05/02	2,000
6,633	Summer Station Apartments, LLC 1.89%, due 6/01/19 Put Date 7/03/02	6,633

Hotels—1.2%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.89%, due 7/01/35 Put Date 7/05/02	3,885

Managed Health Care—6.8%
3,565	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.95%, due 7/01/29 Put Date 7/03/01	3,565

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—(continued)
$ 5,990	Maryland Health and Higher Education Facilities Authority Revenue 1.95%, due 1/01/28 Put Date 7/03/02	$5,990
5,000	Presbyterian Homes & Services 1.88%, due 12/01/28 Put Date 7/05/02	5,000
7,100	Village Green Finance Co. 1.84%, due 11/01/22 Put Date 7/03/02	7,100

TOTAL MUNICIPAL BONDS (cost $45,273)		45,273

CASH EQUIVALENTS—3.9%

Investment Companies
12,513	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	12,513

TOTAL CASH EQUIVALENTS (cost $12,513)		12,513

TOTAL INVESTMENTS (cost $317,139)—99.6%		317,139

Other Assets, less Liabilities		1,262

NET ASSETS		$318,401

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/02. These rates change periodically based on specified market rates or indices.

#
Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost and value of such securities is $43,000,000 or 13.5% of net assets.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Tax-Free Money Market Fund

As of June 30, 2002

Mary V. Metastasio

How did the fund perform?
The SAFECO Tax-Free Money Market Fund began the six-month period ending June 30, 2002, with a seven-day average yield of 1.36%, and ended with a yield of 1.07%. When compared to other tax-free money funds, the SAFECO Fund performed very well during the period.

What factors impacted performance?
Short-term interest rates are extremely low. The municipal yield curve is very steep right now, with a 366-basis-point spread between one and 30 years, as of early July. To illustrate, the 30-year MMD (Municipal Market Data) benchmark bond was at 5.16% both at year-end 2000 and on July 1. However, the one-year note was at 3.95% a year-and-a-half ago, and at 1.5% in early July—245 basis points higher.

In recent months, we have found that variable-rate securities have stayed attractively priced (if anything can be considered attractive in this environment) as compared to notes. The average tax-exempt money market fund in our peer group of non-institutional national funds held 20% of its assets in notes, while we held only 6%. We also held 32% in term-put bonds, as compared to 6% for the average fund. These portfolio differences may have helped boost the yield of our fund when compared to our peers.

What changes did you make and why?
We continue to stick with our favorite barbell formula for this Fund, as it has served us well in the past and continues to now. Currently, we have 62% of the Fund invested in variable rate demand option bonds, 32% in put bonds, and 6% in notes. With such a high percentage of very short paper, we have the flexibility to take advantage of any yield opportunities that may arise. Our put bonds let us grab whatever meager additional yield we can by going out longer.

What is your outlook for the future?
The Fed will raise interest rates sooner or later. Fortunately, our strategy should serve us well no matter what the timing is.

Mary Metastasio, MBA
Vice President SAFECO Asset Management Co.

Mary Metastasio became a municipal bond analyst in 1985 and became portfolio manager of the SAFECO Tax-Free Money Market Fund in 1987. In 1996, she was named manager of SAFECO Intermediate-Term Municipal Bond Fund. Metastasio is a member of the National Federation of Municipal Analysts and served as that organization’s chairman in 1999.

Performance Overview & Highlights

SAFECO Tax-Free Money Market Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2002	Six Month *	1 Year	5 Year	10 Year

SAFECO Tax-Free Money Market Fund	0.53%	1.42%	2.77%	2.76%
Lipper, Inc. (Tax-Exempt Money Market Funds)	0.44%	1.25%	2.70%	2.69%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	49 Days

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

SAFECO Tax-Free Money Market Fund

As of June 30, 2002
(Unaudited)
PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS—97.1%

Alaska—5.6%
$2,000	Alaska Housing Finance Corp. Series B 1.25%, due 12/01/30 Put Date 7/03/02	$2,000
2,165	Alaska Industrial Development and Export Authority Revenue 1.70%, due 7/01/06 Put Date 7/03/02	2,165

Arizona—2.4%
1,000	Apache County Industrial Development Revenue (Tucson Electric Power Co.) 1.15%, due 12/15/18 Put Date 7/03/02	1,000
800	Pima County Industrial Development Authority Revenue (Tucson Electric Power Co.) 1.15%, due 12/01/22 Put Date 7/03/02	800

Colorado—12.1%
1,000	Castle Rock Metropolitan District No. 7 2.00%, due 12/01/30 Put Date 12/01/02	1,000
1,000	Commerce City Northern Infrastructure General Improvement District General Obligation 1.75%, due 12/01/31 Put Date 12/01/02	1,000
1,750	Denver West Metropolitan District General Obligation 1.29%, due 12/01/35 Put Date 7/05/02	1,750
1,380	Dove Valley Metropolitan District (Arapahoe County) 2.25%, due 5/01/20 Put Date 11/01/02	1,380
1,000	Holland Creek Metropolitan District Revenue 1.25%, due 6/01/41 Put Date 7/05/02	1,000
1,335	Moffat County Pollution Control Revenue 1.45%, due 7/01/10 Put Date 7/03/02	1,335
1,500	NBC Metropolitan District 2.00%, due 12/01/30 Put Date 12/01/02	1,500

District of Columbia—1.3%
1,000	District of Columbia Revenue (George Washington University) Series B 1.20%, due 9/15/29 Put Date 7/03/02	1,000

Florida—4.3%
1,200	Putnam County Development Authority Pollution Control Revenue (Seminole Electric Cooperative) 2.00%, due 3/15/14 Put Date 9/16/02	1,200

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Florida—(continued)
$2,000	Putnam County Development Authority Pollution Control Revenue 2.00%, due 12/15/09 Put Date 12/15/02	$2,000

Georgia—4.1%
3,000	Marietta Housing Authority Multifamily Revenue 2.00%, due 1/15/09 Put Date 1/15/03	3,000

Illinois—14.7%
1,120	Chicago O’Hare International Airport Revenue Series A 1.24%, due 1/01/15 Put Date 7/03/02	1,120
1,040	Illinois Development Finance Authority Revenue (Countryside Montessori Schools) 1.24%, due 6/01/17 Put Date 7/05/02	1,040
3,500	Illinois Health Facilities Authority Revenue (Swedish Covenant Hospital) 1.33%, due 8/01/25 Put Date 7/05/02	3,500
2,500	Illinois Rural Bond Bank Revenue 3.75%, due 9/01/02	2,529
2,700	Jackson-Union Regional Port District Revenue 1.28%, due 4/01/24 Put Date 7/03/02	2,700

Iowa—2.7%
2,000	Iowa School Cash Anticipation Program (Iowa School Corps Warrant Certificates) 2002-2003 2.75%, due 6/20/03	2,021

Kentucky—2.7%
2,000	Clark County Pollution Control Revenue (Kansas City Power and Light) 2.05%, due 10/15/14 Put Date 10/15/02	2,000

Louisiana—6.1%
2,500	Ascension Parish Pollution Control Revenue (Borden, Inc.) 1.28%, due 12/01/09 Put Date 7/03/02	2,500
2,000	Louisiana Public Facilities Authority Revenue 1.29%, due 12/01/13 Put Date 7/05/02	2,000

Maryland—3.5%
2,270	Maryland Health and Higher Education Facilities Authority Revenue (Mercy Ridge) 1.45%, due 4/01/31 Put Date 7/05/02	2,270

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Tax-Free Money Market Fund

As of June 30, 2002
(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Maryland—(continued)
$ 290	Montgomery County Industrial Development Revenue (Information Systems and Networks) 1.70%, due 4/01/14 Put Date 7/01/02	$ 290

Oklahoma—5.0%
1,735	Oklahoma Water Resources Revenue Board State Loan Program 1.40%, due 9/01/32 Put Date 9/01/02	1,735
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.40%, due 10/01/34 Put Date 10/01/02	1,000
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.83%, due 9/01/23 Put Date 9/01/02	1,000

Pennsylvania—2.8%
2,080	Washington County Authority Lease Revenue (Higher Education Pooled Equipment Leasing Project) 1.25%, due 11/01/05 Put Date 7/03/02	2,080

Tennessee—4.7%
3,500	Hamilton County Industrial Development Revenue (Komatsu American Manufacturing Corp.) 3.55%, due 11/01/05 Put Date 7/03/02	3,500

Texas—18.5%
3,500	ABN AMRO Munitops Certificates Trust 1.21%, due 3/07/07 Put Date 7/03/02	3,500
2,500	ABN AMRO Munitops Certificates Trust 2.80%, due 2/06/08 Put Date 7/17/02	2,500
800	Grapevine Industrial Development Corporation Revenue (Series B4) 1.30%, due 12/01/24 Put Date 7/01/02	800
300	Grapevine Industrial Development Revenue (American Airlines, Inc.) Series B2 1.30%, due 12/01/24 Put Date 7/01/02	300
2,000	Harris County Housing Finance Corp. Multifamily Housing Revenue (Arbor II, Ltd. Project) 2.85%, due 10/01/05 Put Date 10/01/02	2,000
500	Lone Star Airport Improvement Authority Revenue Series A4 1.39%, due 12/01/14 Put Date 7/01/02	500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Texas—(continued)
$200	Lone Star Airport Improvement Authority Revenue Series A3 1.39%, due 12/01/14 Put Date 7/01/02	$200
1,140	Montgomery County Industrial Development Corp. (Medical Manufacturing Partners Project) 1.55%, due 8/01/17 Put Date 7/05/02	1,140
2,000	Sabine River Industrial Development Authority 1.75%, due 8/15/02 Put Date 8/15/02	2,000
785	Texas Higher Education Authority (Series B) 1.20%, due 12/01/25 Put Date 7/03/02	785

Washington—6.6%
1,500	Richland Golf Enterprise Revenue 1.25%, due 12/01/21 Put Date 7/05/02	1,500
1,450	Washington State Housing Finance Commission Housing Revenue (Pioneer Human Services) 1.25%, due 7/01/11 Put Date 7/05/02	1,450
1,905	Washington State Housing Finance Commission Revenue (YMCA Snohomish County) 1.30%, due 8/01/19 Put Date 7/01/02	1,905

TOTAL MUNICIPAL BONDS (cost $71,995)		71,995

CASH EQUIVALENTS—2.7%
2,030	Federated Tax-Exempt Money Market Fund, Inc.	2,030

TOTAL CASH EQUIVALENTS (cost $2,030)		2,030

TOTAL INVESTMENTS (cost $74,025)—99.8%		74,025

Other Assets, less Liabilities		134

NET ASSETS		$74,159

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 06/30/2002. These rates change periodically based on specified market rate or indices.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of June 30, 2002
(Unaudited)
–(In Thousands, Except Per-Share Amounts)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Assets
Investments, at Cost	$40,991	$24,290	$48,761

Investments, at Value	$35,572	$24,308	$49,793
Collateral for Securities Loaned, at Fair Value	5,772	–	–
Receivables:
Investment Securities Sold	–	–	819
Trust Shares Sold	–	–	5
Interest	707	361	318
Receivable From Advisor	9	3	–

Total Assets	42,060	24,672	50,935
Liabilities
Payables:
Investment Securities Purchased	248	–	620
Trust Shares Redeemed	–	–	–
Payable Upon Return of Securities Loaned	5,772	–	–
Notes Payable	–	–	–
Dividends	282	89	206
Investment Advisory Fees	20	10	21
Accrued Expenses	28	19	22

Total Liabilities	6,350	118	869

Net Assets	$35,710	$24,554	$50,066

Investor Class:
Net Assets	$34,172	$21,318	$49,517
Trust Shares Outstanding	6,311	1,989	5,168

Net Asset Value, Offering Price, and Redemption Price Per Share	$5.42	$10.72	$9.58

Class A:
Net Assets	$679	$1,782	$345
Trust Shares Outstanding	125	166	36

Net Asset Value and Redemption Price Per Share	$5.41	$10.72	$9.59

Maximum Offering Price Per Share (Net Asset Value Plus Sales Charge of 4.5%)	$5.66	$11.23	$10.04

Class B:
Net Assets	$771	$1,454	$204
Trust Shares Outstanding	142	136	21

Net Asset Value and Offering Price Per Share	$5.41	$10.72	$9.59

Class C:
Net Assets	$88	–	–
Trust Shares Outstanding	16

Net Asset Value and Offering Price Per Share	$5.42

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$63,340	$23,959	$51,508
Distributable Earnings	(27,630)	595	(1,442)

Net Assets	$35,710	$24,554	$50,066

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	SAFECO Managed Bond Fund	SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Intermediate-Term Municipal Bond Fund	SAFECO Money Market Fund	SAFECO Tax-Free Money Market Fund

Assets
Investments, at Cost	$9,458	$87,013	$503,194	$16,009	$317,139	$74,025

Investments, at Value	$9,495	$90,964	$552,384	$16,872	$317,139	$74,025
Collateral for Securities Loaned, at Fair Value	711	–	–	–	–	–
Receivables:
Investment Securities Sold	–	–	–	–	–	–
Trust Shares Sold	–	2,794	42	–	–	–
Interest	108	1,469	8,645	224	1,780	242
Receivable From Advisor	5	–	–	1	5	–

Total Assets	10,319	95,227	561,071	17,097	318,924	74,267
Liabilities
Payables:
Investment Securities Purchased	–	–	9,695	528	–	–
Trust Shares Redeemed	–	2	696	–	–	–
Payable Upon Return of Securities Loaned	711	–	–	–	–	–
Notes Payable	–	–	–	1,015	–	–
Dividends	35	318	2,043	47	321	57
Investment Advisory Fees	4	35	202	6	119	29
Accrued Expenses	17	25	70	13	83	22

Total Liabilities	767	380	12,706	1,609	523	108

Net Assets	$9,552	$94,847	$548,365	$15,488	$318,401	$74,159

Investor Class:
Net Assets	$7,567	$93,108	$545,598	$15,488	$311,952	$74,159
Trust Shares Outstanding	902	7,545	38,513	1,406	311,952	74,159

Net Asset Value, Offering Price, and Redemption Price Per Share	$8.39	$12.34	$14.17	$11.01	$1.00	$1.00

Class A:
Net Assets	$1,059	$590	$1,271	–	$5,227	–
Trust Shares Outstanding	126	48	89		5,227

Net Asset Value and Redemption Price Per Share	$8.38	$12.35	$14.18		$1.00

Maximum Offering Price Per Share (Net Asset Value Plus Sales Charge of 4.5%)	$8.77	$12.93	$14.85		$–

Class B:
Net Assets	$926	$1,149	$1,496	–	$1,104	–
Trust Shares Outstanding	111	93	106		1,104

Net Asset Value and Offering Price Per Share	$8.37	$12.34	$14.15		$1.00

Class C:
Net Assets	–	–	–	–	$118	–
Trust Shares Outstanding					118

Net Asset Value and Offering Price Per Share					$1.00

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$9,749	$90,586	$496,098	$14,619	$318,401	$74,159
Distributable Earnings	(197)	4,261	52,267	869	–	–

Net Assets	$9,552	$94,847	$548,365	$15,488	$318,401	$74,159

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six-Month Period Ended June 30, 2002
(Unaudited)

–(In Thousands)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Investment Income
Dividends	$108	$–	$–
Interest	2,227	691	1,500
Income from Securities Loaned, net	24	–	–

Total Investment Income	2,359	691	1,500

Expenses
Investment Advisory	153	65	130
Fund Accounting and Administration	21	11	21
Transfer Agent—Investor Class	59	16	33
—Class A	2	2	–
—Class B	1	1	–
Shareholder Service—Class A	1	2	–
—Class B	1	1	–
Distribution—Class B	3	4	1
Legal and Auditing	10	10	10
Custodian	6	3	4
Registration	22	15	13
Reports to Shareholders	7	2	3
Trustees	3	3	3
Loan Interest	2	–	–
Other	6	1	3

Total Expenses Before Expense Reimbursement	297	136	221
Expense Reimbursement/Waiver From Advisor—Investor Class	(39)	(13)	–
—Class A	(2)	(3)	–
—Class B	(2)	(1)	–

Total Expenses After Expense Reimbursement	254	119	221

Net Investment Income	2,105	572	1,279

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(4,310)	639	465
Net Change in Unrealized Appreciation (Depreciation)	(3,725)	(429)	99

Net Gain (Loss) on Investments	(8,035)	210	564

Net Change in Net Assets Resulting from Operations	$(5,930)	$782	$1,843

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	SAFECO Managed Bond Fund	SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Intermediate-Term Municipal Bond Fund	SAFECO Money Market Fund	SAFECO Tax-Free Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–	$–	$–
Interest	271	2,456	14,978	373	3,168	682
Income from Securities Loaned, net	2	–	–	–	–	–

Total Investment Income	273	2,456	14,978	373	3,168	682

Expenses
Investment Advisory	23	227	1,274	39	712	186
Fund Accounting and Administration	4	41	123	7	98	33
Transfer Agent—Investor Class	7	33	148	4	228	21
—Class A	2	–	–	–	8	–
—Class B	1	1	1	–	2	–
Shareholder Service—Class A	1	1	2	–	–	–
—Class B	1	2	2	–	–	–
Distribution—Class B	3	5	5	–	–	–
Legal and Auditing	10	11	18	10	14	11
Custodian	3	6	21	2	16	5
Registration	21	4	20	11	13	16
Reports to Shareholders	1	4	14	–	27	2
Trustees	3	3	4	3	3	3
Loan Interest	–	–	–	–	–	–
Other	2	2	9	1	8	3

Total Expenses Before Expense Reimbursement	82	340	1,641	77	1,129	280
Expense Reimbursement/Waiver From Advisor—Investor Class	(26)	–	–	(8)	(53)	–
—Class A	(5)	–	–	–	(5)	–
—Class B	(4)	–	–	–	(1)	–

Total Expenses After Expense Reimbursement	47	340	1,641	69	1,070	280

Net Investment Income	226	2,116	13,337	304	2,098	402

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(16)	156	2,244	6	–	–
Net Change in Unrealized Appreciation (Depreciation)	(17)	352	7,144	419	–	–

Net Gain (Loss) on Investments	33	508	9,388	425	–	–

Net Change in Net Assets Resulting from Operations	$193	$2,624	$22,725	$729	$2,098	$402

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
(Unaudited)

	SAFECO High-Yield Bond Fund		SAFECO Intermediate-Term U.S. Treasury Fund		SAFECO U.S. Government Fund

–(In Thousands)–	2002*	2001**	2002*	2001**	2002*	2001**

Operations

Net Investment Income	$2,105	$5,316	$572	$1,008	$1,279	$2,454

Net Realized Gain (Loss) on Investments	(4,310)	(11,851)	639	550	465	178

Net Change in Unrealized Appreciation (Depreciation)	(3,725)	5,995	(429)	(274)	99	246

Net Change in Net Assets Resulting from Operations	(5,930)	(540)	782	1,284	1,843	2,878

Distributions to Shareholders From:

Net Investment Income

Investor Class	(1,898)	(5,032)	(495)	(952)	(1,274)	(2,451)

Class A	(35)	(132)	(38)	(55)	(8)	(9)

Class B	(32)	(76)	(19)	(30)	(4)	(7)

Class C	(4)	(8)	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	–	–	–	–

Class A	–	–	–	–	–	–

Class B	–	–	–	–	–	–

Class C	–	–	–	–	–	–

Total	(1,969)	(5,248)	(552)	(1,037)	(1,286)	(2,467)

Net Trust Share Transactions	(9,938)	2,564	769	2,600	3,836	7,454

Total Change in Net Assets	(17,837)	(3,224)	999	2,847	4,393	7,865

Net Assets at Beginning of Period	53,547	56,771	23,555	20,708	45,673	37,808

Net Assets at End of Period	$35,710	$53,547	$24,554	$23,555	$50,066	$45,673

Tax Character of Distributions Paid:
Ordinary Income	$1,969	$5,248	$552	$1,037	$1,288	$2,467
Tax-Exempt Income	–	–	–	–	–	–
Long-term Capital Gains	–	–	–	–	–	–

Total	$1,969	$5,248	$552	$1,037	$1,288	$2,467

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31.

SEE NOTES TO FINANCIAL STATEMENTS

	SAFECO Managed Bond Fund		SAFECO California Tax-Free Income Fund		SAFECO Municipal Bond Fund		SAFECO Intermediate-Term Municipal Bond Fund		SAFECO Money Market Fund		SAFECO Tax-Free Money Market Fund

–(In Thousands)–	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

Operations

Net Investment Income	$226	$447	$2,116	$4,693	$13,337	$26,426	$304	$608	$2,098	$8,967	$402	$1,736

Net Realized Gain (Loss) on Investments	(16)	138	156	3,515	2,244	6,209	6	119	—	–	—	–

Net Change in Unrealized Appreciation (Depreciation)	(17)	(48)	352	(4,194)	7,144	(4,258)	419	(65)	—	–	—	–

Net Change in Net Assets Resulting from Operations	193	537	2,624	4,014	22,725	28,377	729	662	2,098	8,967	402	1,736

Distributions to Shareholders From:

Net Investment Income

Investor Class	(181)	(368)	(2,031)	(4,507)	(13,099)	(25,670)	(304)	(608)	(2,052)	(8,735)	(402)	(1,736)

Class A	(26)	(41)	(13)	(30)	(32)	(53)	—	–	(37)	(186)	—	–

Class B	(19)	(38)	(23)	(50)	(24)	(38)	—	–	(8)	(42)	—	–

Class C	—	–	—	–	—	–	—	–	(1)	(4)	—	–

Net Realized Gain on Investments

Investor Class	—	–	(896)	–	(1,734)	(1,183)	(11)	(108)	—	–	—	–

Class A	—	–	(6)	–	(4)	(3)	—	–	—	–	—	–

Class B	—	–	(11)	–	(4)	(3)	—	–	—	–	—	–

Class C	—	–	—	–	—	–	—	–	—	–	—	–

Total	(226)	(447)	(2,980)	(4,587)	(14,897)	(26,950)	(315)	(716)	(2,098)	(8,967)	(402)	(1,736)

Net Trust Share Transactions	283	1,971	2,780	(13,843)	4,225	33,316	(148)	1,381	84,762	(13,930)	(2,395)	2,620

Total Change in Net Assets	250	2,061	2,424	(14,416)	12,053	34,743	266	1,327	84,762	(13,930)	(2,395)	2,620

Net Assets at Beginning of Period	9,032	7,241	92,423	106,839	536,312	501,569	15,223	13,896	233,639	247,569	76,554	73,934

Net Assets at End of Period	$9,552	$9,302	$94,847	$92,423	$548,365	$536,312	$15,489	$15,223	$318,401	$233,639	$74,159	$76,554

Tax Character of Distributions Paid:
Ordinary Income	$226	$447	$—	$–	$—	$–	$—	$–	$2,098	$8,967	$—	$–
Tax-Exempt Income	—	–	2,067	4,587	13,155	25,761	304	608	—	–	402	1,736
Long-term Capital Gains	—	–	913	–	1,743	1,189	11	108	—	–	_	–

Total	$226	$447	$2,980	$4,587	$14,898	$26,950	315	$716	$2,098	$8,967	$402	$1,736

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)
SAFECO High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$6.51		$7.26	$8.38	$8.78	$9.13	$8.82
Income from Investment Operations
Net Investment Income	0.28	†	0.61	0.69	0.71	0.74	0.77
Net Realized and Unrealized Gain (Loss) on Investments	(1.11)		(0.75)	(1.12)	(0.40)	(0.35)	0.31

Total from Investment Operations	(0.83)		(0.14)	(0.43)	0.31	0.39	1.08
Less Distributions
Dividends from Net Investment Income	(0.26)		(0.61)	(0.69)	(0.71)	(0.74)	(0.77)

Net Asset Value at End of Period	$5.42		$6.51	$7.26	$8.38	$8.78	$9.13

Total Return	(13.17%	)*	(2.05% )	(5.52% )	3.74%	4.45%	12.79%
Net Assets at End of Period (000’s)	$34,172		$51,454	$54,540	$73,004	$79,696	$71,058
Ratios to Average Net Assets:
Gross Expenses	1.23%	**	1.14%	1.13%	0.99%	0.92%	0.91%
Net Expenses	1.06%	**	1.07%	1.05%	0.95%	0.92%	0.91%
Net Investment Income	8.45%	**†	8.75%	8.63%	8.31%	8.26%	8.58%
Portfolio Turnover Rate	194%	**	185%	45%	71%	64%	85%

SAFECO Intermediate-Term U.S. Treasury Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$10.61		$10.48	$9.99	$10.74	$10.34	$10.11
Income from Investment Operations
Net Investment Income	0.26	††	0.49 ††	0.55	0.54	0.57	0.58
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.14	0.49	(0.75)	0.40	0.23

Total from Investment Operations	0.36		0.63	1.04	(0.21)	0.97	0.81
Less Distributions
Dividends from Net Investment Income	(0.25)		(0.50)	(0.55)	(0.54)	(0.57)	(0.58)

Net Asset Value at End of Period	$10.72		$10.61	$10.48	$9.99	$10.74	$10.34

Total Return	3.43%	*	6.07%	10.74%	(1.98% )	9.61%	8.29%
Net Assets at End of Period (000’s)	$21,318		$21,108	$18,968	$19,092	$24,061	$15,698
Ratios to Average Net Assets:
Gross Expenses	1.08%	**	1.10%	1.22%	1.10%	0.90%	0.92%
Net Expenses	0.95%	**	0.95%	0.95%	0.93%	0.90%	0.92%
Net Investment Income	4.94%	**††	4.55% ††	5.41%	5.22%	5.38%	5.74%
Portfolio Turnover Rate	166%	**	74%	199%	14%	3%	82%

*	Not annualized.
**	Annualized.
†	Net Investment Income includes $0.02 and the Ratio of Net Investment Income includes 0.53% related to amortization of premium and discount required for book purposes but not for tax purposes.
††
Net Investment Income includes $(0.01) for 2001 and $0.01 for 2002 and the Ratio of Net Investment Income includes (0.13%) for 2001 and 0.17% for 2002 related to amortization of premium and discount required for book purposes but not for tax purposes.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)
SAFECO U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$9.47		$9.35	$9.10	$9.64	$9.57	$9.36
Income from Investment Operations
Net Investment Income	0.71		0.55	0.59	0.55	0.57	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.11		0.12	0.25	(0.54)	0.07	0.21

Total from Investment Operations	0.82		0.67	0.84	0.01	0.64	0.81
Less Distributions
Dividends from Net Investment Income	(0.71)		(0.55)	(0.59)	(0.55)	(0.57)	(0.60)

Net Asset Value at End of Period	$9.58		$9.47	$9.35	$9.10	$9.64	$9.57

Total Return	3.92%	*	7.29%	9.50%	0.16%	6.84%	8.97%
Net Assets at End of Period (000’s)	$49,517		$45,218	$37,564	$39,449	$42,145	$38,172
Ratios to Average Net Assets:
Gross Expenses	0.93%	**	0.98%	1.05%	0.98%	0.94%	0.93%
Net Expenses	0.93%	**	0.95%	0.95%	0.94%	0.94%	0.93%
Net Investment Income	5.48%	**	5.74%	6.43%	5.92%	5.90%	6.40%
Portfolio Turnover Rate	81%	**	63%	160%	133%	105%	83%

SAFECO Managed Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$8.41		$8.30	$7.90	$8.64	$8.60	$8.35
Income from Investment Operations
Net Investment Income	0.21		0.46	0.48	0.41	0.42	0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.11	0.40	(0.74)	0.29	0.25

Total from Investment Operations	0.19		0.57	0.88	(0.33)	0.71	0.67
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.46)	(0.48)	(0.41)	(0.42)	(0.42)
Distributions from Realized Gains	–		–	–	–	(0.25)	–

Total Distributions	(0.21)		(0.46)	(0.48)	(0.41)	(0.67)	(0.42)

Net Asset Value at End of Period	$8.39		$8.41	$8.30	$7.90	$8.64	$8.60

Total Return	2.30%	*	6.95%	11.57%	(3.82% )	8.43%	8.23%
Net Assets at End of Period (000’s)	$7,567		$7,295	$5,956	$6,781	$6,757	$4,627
Ratios to Average Net Assets:
Gross Expenses	1.62%	**	1.59%	1.63%	1.41%	1.16%	1.15%
Net Expenses	0.90%	**	0.90%	0.90%	0.94%	1.16%	1.15%
Net Investment Income	5.12%	**	5.41%	6.01%	5.10%	4.79%	4.98%
Portfolio Turnover Rate	99%	**	126%	102%	147%	133%	177%

*	Not annualized
**	Annualized

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$12.39		$12.49	$11.04	$12.74	$12.93	$12.22
Income from Investment Operations
Net Investment Income	0.28		0.62 †	0.56	0.56	0.60	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.07		(0.11)	1.45	(1.70)	0.18	0.76

Total from Investment Operations	0.35		0.51	2.01	(1.14)	0.78	1.36
Less Distributions
Dividends from Net Investment Income	(0.28)		(0.61)	(0.56)	(0.56)	(0.60)	(0.60)
Distributions from Realized Gains	(0.12)		–	–	–	(0.37)	(0.05)

Total Distributions	(0.40)		(0.61)	(0.56)	(0.56)	(0.97)	(0.65)

Net Asset Value at End of Period	$12.34		$12.39	$12.49	$11.04	$12.74	$12.93

Total Return	2.92%	*	4.12%	18.79%	(9.18% )	6.19%	11.55%
Net Assets at End of Period (000’s)	$93,108		$90,165	$104,988	$85,782	$112,457	$88,379
Ratios to Average Net Assets:
Expenses	0.73%	**	0.75%	0.74%	0.74%	0.68%	0.68%
Net Investment Income	4.59%	**	4.98% †	4.85%	4.66%	4.60%	4.88%
Portfolio Turnover Rate	14%	**	32%	26%	25%	39%	10%

SAFECO Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$13.97		$13.96	$12.89	$14.45	$14.52	$13.98
Income from Investment Operations
Net Investment Income	0.34		0.71 ††	0.70	0.69	0.73	0.75
Net Realized and Unrealized Gain (Loss) on Investments	0.25		0.02	1.07	(1.56)	0.17	0.70

Total from Investment Operations	0.59		0.73	1.77	(0.87)	0.90	1.45
Less Distributions
Dividends from Net Investment Income	(0.34)		(0.69)	(0.70)	(0.69)	(0.73)	(0.75)
Distributions from Realized Gains	(0.05)		(0.03)	–	–	(0.24)	(0.16)

Total Distributions	(0.39)		(0.72)	(0.70)	(0.69)	(0.97)	(0.91)

Net Asset Value at End of Period	$14.17		$13.97	$13.96	$12.89	$14.45	$14.52

Total Return	4.24%	*	5.30%	14.17%	(6.18% )	6.35%	10.68%
Net Assets at End of Period (000’s)	$545,598		$533,803	$499,831	$470,267	$539,860	$502,946
Ratios to Average Net Assets:
Expenses	0.61%	**	0.62%	0.62%	0.60%	0.51%	0.51%
Net Investment Income	4.91%	**	5.01% ††	5.27%	5.04%	5.01%	5.31%
Portfolio Turnover Rate	10%	**	9%	32%	17%	21%	14%

*	Not annualized.
**	Annualized.
†	Net Investment Income includes $0.01 and the Ratio of Net Investment Income includes 0.11% related to amortization of premium and discount required for book purposes but not for tax purposes.
††	Net Investment Income includes $0.02 and the Ratio of Net Investment Income includes 0.13% related to amortization of premium and discount required for book purposes but not for tax purposes.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)

SAFECO Intermediate-Term Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$10.73		$10.76	$10.46	$11.02	$10.92	$10.61
Income from Investment Operations
Net Investment Income	0.21		0.44	0.45	0.45	0.47	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.29		0.05	0.31	(0.54)	0.10	0.31

Total from Investment Operations	0.50		0.49	0.76	(0.09)	0.57	0.78
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.44)	(0.45)	(0.45)	(0.47)	(0.47)
Distributions from Realized Gains	(0.01)		(0.08)	(0.01)	(0.02)	–	–

Total Distributions	(0.22)		(0.52)	(0.46)	(0.47)	(0.47)	(0.47)

Net Asset Value at End of Period	$11.01		$10.73	$10.76	$10.46	$11.02	$10.92

Total Return	4.71%	*	4.53%	7.44%	(0.84% )	5.33%	7.50%
Net Assets at End of Period (000’s)	$15,488		$15,223	$13,896	$14,607	$15,487	$13,780
Ratios to Average Net Assets:
Gross Expenses	1.00%	**	0.96%	0.97%	0.92%	0.83%	0.83%
Net Expenses	0.90%	**	0.90%	0.90%	0.86%	0.83%	0.83%
Net Investment Income	3.98%	**	4.01%	4.27%	4.18%	4.25%	4.37%
Portfolio Turnover Rate	8%	**	22%	16%	11%	4%	11%

SAFECO Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31

Investor Class	2002		2001	2000	1999	1998	1997

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net Investment Income	0.01		0.04	0.06	0.05	0.05	0.05
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.04)	(0.06)	(0.05)	(0.05)	(0.05)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.73%	*	3.75%	5.90%	4.65%	5.08%	4.93%
Net Assets at End of Period (000’s)	$311,952		$227,142	$242,195	$240,459	$227,329	$176,623
Ratios to Average Net Assets:
Gross Expenses	0.74%	**	0.92%	0.97%	0.95%	0.79%	0.78%
Net Expenses	0.70%	**	0.80%	0.80%	0.81%	0.79%	0.78%
Net Investment Income	1.46%	**	3.71%	5.72%	4.55%	4.97%	4.82%

*	Not annualized.
**	Annualized.

Financial Highlights

(For a Share Outstanding Throughout the Period)
(Unaudited)
SAFECO Tax-Free Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2002		2001	2000		1999		1998	1997

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00
Income from Investment Operations
Net Investment Income	0.01		0.02	0.03		0.03		0.03	0.03
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.02)	(0.03)		(0.03)		(0.03)	(0.03)

Net Asset Value at End of Period	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

Total Return	0.53%	*	2.34%	3.52%		2.77%		3.07%	3.12%
Net Assets at End of Period (000’s)	$74,159		$76,554	$73,934		$77,323		$77,457	$75,437
Ratios to Average Net Assets:
Expenses	0.75%	**	0.75%	0.71%	†	0.66%	†	0.63%	0.63%
Net Investment Income	1.09%	**	2.31%	3.46%		2.72%		3.04%	3.11%

*	Not annualized.
**	Annualized.
†
Net of fee waiver by advisor. Absent the waiver, the ratio of expenses to average net assets would have been 0.73% and 0.70% for the year ended December 31, 2000 and 1999. The fee waiver expired on April 30, 2000.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements
(Unaudited)

1.    GENERAL

This financial report is on nine of the SAFECO Mutual Funds. Each Fund is a series of one of the following trusts listed below. Each trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

SAFECO Taxable Bond Trust
SAFECO High-Yield Bond Fund
SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO U.S. Government Fund (formerly the SAFECO GNMA Fund)

SAFECO Managed Bond Trust
SAFECO Managed Bond Fund

SAFECO Tax-Exempt Bond Trust
SAFECO California Tax-Free Income Fund
SAFECO Municipal Bond Fund
SAFECO Intermediate-Term Municipal Bond Fund

SAFECO Money Market Trust
SAFECO Money Market Fund
SAFECO Tax-Free Money Market Fund

The Funds offer up to four classes of shares (Investor, A, B and C). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically covert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, SAFECO Securities, Inc., for selling its shares at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for selling shares in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles, generally accepted in the United States.

Security Valuation.    Bonds are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. When valuations are not readily available, securities are valued at fair value as determined in good faith

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements
(Unaudited)

by the Board of Trustees. Investments in equity securities are valued at the last reported sales price, unless there are no transactions in which case they are valued at the last reported bid price. Investments in the money market funds consist of short-term securities maturing within thirteen months from the date of purchase. Securities in the Tax-Free Money Market Fund with maturities of more than thirteen months have floating rates and/or demand features which qualify them as short-term securities. Securities purchased at par are valued at cost. All other securities in the money market funds are valued at amortized cost, which approximates market value. Other temporary investments purchased at par are valued at cost.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The High-Yield Bond, Intermediate-Term U.S. Treasury and the Managed Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds will continue to receive the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities Purchased on a When-Issued Basis.    Securities purchased on a when-issued or delayed basis may be settled a month or more after the trade date. The securities purchased are carried in the portfolio at market and are subject to market fluctuation during this period. These securities begin earning interest on the settlement date. As commitments to purchase when-issued securities become fixed, the Funds segregate liquid assets in an amount equal to the total obligation.

Income Recognition.    Bond premiums and original issue discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is accrued on bonds and temporary investments daily.

Dividends and Distributions to Shareholders.    Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders in December and March. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust and the Tax-Free Money Market Fund intend to satisfy conditions which will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net short-term capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.

Notes to Financial Statements
(Unaudited)

Estimates.    The preparation of financial statements in conformity with accounting principles, generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2002:

(In Thousands)	Purchases	Sales

High-Yield Bond Fund	$42,198	$46,872
Intermediate-Term U.S. Treasury Fund	21,243	20,495
U.S. Government Fund	23,052	18,608
Managed Bond Fund	4,463	4,389
California Tax-Free Income Fund	6,086	6,534
Municipal Bond Fund	30,970	25,641
Intermediate-Term Municipal Bond Fund	2,089	593

Purchases include $18,421, $11,869 and $1,237 of U.S. Government securities in the Intermediate-Term U.S. Treasury, U.S. Government and Managed Bond Funds, respectively.

Sales include $18,432 and $1,207 of U.S. Government securities in the Intermediate-Term U.S. Treasury and Managed Bond Funds, respectively.

4.    FUND MERGER

The SAFECO Insured Municipal Bond Fund ceased operation effective May 4, 2001. The assets of the Insured Municipal Bond Fund were merged into the assets of the Municipal Bond Fund. This was accomplished by a tax-free exchange of 1,462,000 shares of the Municipal Bond Fund valued at $13.93 per share for the net assets of the Insured Municipal Bond Fund, which aggregated $20,372,000, including $1,139,000 of unrealized appreciation and $696,000 in accumulated net realized loss. The net assets of the Municipal Bond Fund before the merger were $508,620,000 and the combined net assets of the Municipal Bond Fund immediately after the merger were $528,992,000.

5.    PORTFOLIO SECURITIES LOANED

At June 30, 2002, the value of securities on loan and related collateral received for portfolio securities loaned were as follows:

(In Thousands)	Value of Securities On Loan	Collateral Received

High-Yield Bond Fund	$5,554	$5,772
Managed Bond Fund	697	711

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements
(Unaudited)

6.    COMPONENTS OF ACCUMULATED UNDISTRIBUTED INCOME (LOSS) AND DISTRIBUTABLE EARNINGS

At June 30, 2002, accumulated undistributed income (loss) was as follows:

(In Thousands)	High-Yield Bond Fund	Intermediate-Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Gross Unrealized Appreciation on Investments	$941	$99	$1,111	$205
Gross Unrealized Depreciation on Investments	(6,360)	(81)	(79)	(168)

Net Unrealized Appreciation (Depreciation) on Investments	(5,419)	18	1,032	37
Accumulated Undistributed Net Investment Income (Loss)	205	(10)	(20)	–
Accumulated Realized Gain (Loss)	(22,416)	587	(2,454)	(234)

Accumulated Undistributed Income (Loss)	$(27,630)	$595	$(1,442)	$(197)

(In Thousands)	California Tax-Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Gross Unrealized Appreciation on Investments	$5,191	$52,112	$866
Gross Unrealized Depreciation on Investments	(1,240)	(2,922)	(3)

Net Unrealized Appreciation on Investments	3,951	49,190	863
Accumulated Undistributed Net Investment Income	154	848	—
Accumulated Undistributed Realized Gain	156	2,229	6

Accumulated Undistributed Income	$4,261	$52,267	$869

Accumulated undistributed net investment income/(loss) on a book basis is due to premium and discount amortization required on debt securities.

Notes to Financial Statements
(Unaudited)

At June 30, 2002, the estimated components of distributable earnings on a tax basis were as follows:

(In Thousands)	High-Yield Bond Fund	Intermediate-Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Undistributed Long-term Capital Gain (Loss)	$(342)	$641	$463	$8
Undistributed Ordinary Income (Loss)	(3,968)	(2)	2	(25)
Capital Loss Carryforward*	(17,480)	(52)	(2,919)	(217)
Net Unrealized Appreciation (Depreciation) on Investments	(5,840)	8	1,012	37

Distributable Earnings	$(27,630)	$595	$(1,442)	$(197)

(In Thousands)	California Tax-Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Undistributed Long-term Capital Gains	$337	$2,243	$6
Undistributed Ordinary (Loss)	(181)	(14)	–
Net Unrealized Appreciation on Investments	4,105	50,038	863

Distributable Earnings	$4,261	$52,267	$869

Differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and premium and discount amortization required for book purposes but not for tax purposes.

*
At December 31, 2001, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows:

(In Thousands)	Amounts (000’s)	Expiration Dates

High-Yield Bond Fund	$17,480	2008-2009
Intermediate-Term U.S. Treasury Fund	52	2008-2009
U.S. Government Fund	2,919	2002-2009
Managed Bond Fund	217	2007-2009

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements
(Unaudited)

7.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO High-Yield Bond Fund

Shares:
Sales	3,467	15,461	19	809	8	15	3	2
Reinvestments	175	503	3	9	4	10	–	–
Redemptions	(5,232)	(15,580)	(64)	(809)	(11)	(21)	–	(1)

Net Change	(1,590)	384	(42)	9	1	4	3	1

Amounts:
Sales	$22,002	$107,668	$119	$5,312	$49	$108	$20	$15
Reinvestments	1,093	3,487	20	61	23	65	–	–
Redemptions	(32,788)	(108,672)	(408)	(5,327)	(66)	(143)	(2)	(10)

Net Change	$(9,693)	$2,483	$(269)	$46	$6	$30	$18	$5

	SAFECO Intermediate-Term U.S. Treasury Fund

Shares:
Sales	768	1,367	23	193	56	13
Reinvestments	24	54	2	4	1	3
Redemptions	(793)	(1,242)	(8)	(144)	(3)	(4)

Net Change	(1)	179	17	53	54	12

Amounts:
Sales	$8,127	$4,523	$240	$2,036	$590	$137
Reinvestments	260	576	25	45	13	26
Redemptions	(8,376)	(3,187)	(80)	(1,518)	(30)	(38)

Net Change	$11	$1,912	$185	$563	$573	$125

	SAFECO U.S. Government Fund

Shares:
Sales	817	4,933	8	17	1	5
Reinvestments	89	197	—	—	—	—
Redemptions	(514)	(4,371)	(1)	—	—	—

Net Change	392	759	7	17	1	5

Amounts:
Sales	$7,784	$46,891	$77	$159	$14	$50
Reinvestments	844	1,871	4	3	1	3
Redemptions	(4,880)	(41,517)	(6)	(2)	(2)	(4)

Net Change	$3,748	$7,245	$75	$160	$13	$49

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

Notes to Financial Statements
(Unaudited)

	Investor Class		Class A		Class B
	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Managed Bond Fund

Shares:
Sales	125	271	22	88	9	45
Reinvestments	9	19	2	4	2	4
Redemptions	(99)	(141)	(28)	(27)	(9)	(30)

Net Change	35	149	(4)	65	2	19

Amounts:
Sales	$1,055	$2,287	$187	$739	$76	$378
Reinvestments	73	163	20	36	13	32
Redemptions	(830)	(1,188)	(236)	(225)	(74)	(251)

Net Change	$298	$1,262	$(29)	$550	$15	$159

	SAFECO California Tax-Free Income Fund

Shares:
Sales	1,326	2,848	9	—	—	33
Reinvestments	166	268	1	2	2	3
Redemptions	(1,222)	(4,246)	(14)	(4)	(39)	—

Net Change	270	(1,130)	(4)	(2)	(37)	36

Amounts:
Sales	$16,342	$36,260	$106	$5	—	$425
Reinvestments	2,017	3,378	14	23	22	35
Redemptions	(15,069)	(53,916)	(170)	(53)	(482)	—

Net Change	$3,290	$(14,278)	$(50)	$(25)	$(460)	$460

	SAFECO Municipal Bond Fund

Shares:
Sales	5,020	9,328	62	38	18	40
Issued on Merger (Note 4)	—	1,462	—	—	—	—
Reinvestments	615	1,245	1	2	1	2
Redemptions	(5,334)	(9,623)	(64)	(24)	(2)	(3)

Net Change	301	2,412	(1)	16	17	39

Amounts:
Sales	$70,708	$130,987	$863	$535	$258	$564
Value of Shares Issued on Merger (Note 4)	—	20,372	—	—	—	—
Reinvestments	8,644	17,616	15	26	16	29
Redemptions	(75,338)	(136,435)	(910)	(338)	(31)	(40)

Net Change	$4,014	$32,540	$(32)	$223	$243	$553

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements
(Unaudited)

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Money Market Fund

Shares:
Sales	284,965	289,952	2,098	14,127	212	2,566	17	22
Reinvestments	1,657	8,319	30	158	6	35	–	–
Redemptions	(201,812)	(313,323)	(2,095)	(13,624)	(305)	(2,152)	(11)	(10)

Net Change	84,810	(15,052)	33	661	(87)	449	6	12

Amounts:
Sales	$284,965	$289,952	$2,098	$14,127	$212	$2,566	$17	$22
Reinvestments	1,657	8,319	30	158	6	35	–	–
Redemptions	(201,812)	(313,323)	(2,095)	(13,624)	(305)	(2,152)	(11)	(10)

Net Change	$84,810	$(15,052)	$33	$661	$(87)	$449	$6	$12

	SAFECO Intermediate-Term Municipal Bond Fund		SAFECO Tax-Free Money Market Fund
	Investor Class		Investor Class

	2002*	2001**	2002*	2001**

Shares:
Sales	276	383	14,124	38,017
Reinvestments	14	37	308	1,558
Redemptions	(302)	(293)	(16,827)	(36,955)

Net Change	(12)	127	(2,395)	2,620

Amounts:
Sales	$3,008	$4,194	$14,124	$38,017
Reinvestments	148	398	308	1,558
Redemptions	(3,304)	(3,211)	(16,827)	(36,955)

Net Change	$(148)	$1,381	$(2,395)	$2,620

*	For the six-month period ended June 30, 2002.
**	For the year ended December 31, 2001.

8.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advising services pursuant to an agreement with SAFECO Asset Management Company. The fees paid by the Funds under the contract are based on a percentage of each day's net assets, which, on an annual basis, are as follows:

Intermediate-Term U.S. Treasury and U.S. Government Funds:		High-Yield Bond Fund:		Managed Bond Fund:

First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market and Tax-Free Money Market Funds:

First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Notes to Financial Statements
(Unaudited)

Fund Accounting and Fund Administration Fees.    SAFECO Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration
First $200 million	0.04%	First $200 million	0.05%
Over $200 million	0.01	Over $200 million	0.01

Transfer Agent, Shareholder Service, and Distribution Fees.    SAFECO Services Corporation receives transfer agent fees. SAFECO Securities, Inc. receives shareholder service and distribution fees.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2002 the SAFECO Intermediate-Term Municipal Bond Fund had a 1.76% note payable to SAFECO Insurance Company of America for $1,015,000. The note was repaid on July 3, 2002.

Line of Credit.    The Trust, together with all other management investment companies for which SAFECO Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $125 million is currently available to meet short-term financing needs. At June 30, 2002 no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2002, SAFECO Insurance Company of America owned 500,000 shares (or 22%) of the Intermediate-Term U.S. Treasury Fund and 397,434 shares (or 28%) of the Intermediate-Term Municipal Bond Fund. SAFECO Asset Management Company owned 452,103 shares (or 40%) of the Managed Bond Fund.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, SAFECO Asset Management Company agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market and Tax-Free Money Market Funds and 0.40% for all other Funds. In addition, from March 7, 2002 through May 5, 2002, SAFECO Asset Management Company voluntarily waived 0.10% of the Investment Advisory fee for the Money Market Fund Investor class.

Dealer Concessions.    For the six-month period ended June 30, 2002, SAFECO Securities, Inc. retained $738 in dealer commissions from sales of Class A shares in the Municipal Bond Fund.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Trustee and Officer Information
Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEE

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (56)	Trustee	Term: Age 72 Time Served: 11 years	Consultant. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (64)	Trustee	Term: Age 72 Time Served: 18 years	Retired in 2000 from position as Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (67)	Trustee	Term: Age 72 Time Served: 16 years	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co., Director of Cascade Natural Gas Corporation, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (60)	Trustee	Term: Age 72 Time Served: 18 years	President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co.
INTERESTED TRUSTEE

Randall H. Talbot 5069 154th Place NE Redmond, WA 98052 (48)	Chairman and Trustee	Term: Age 72 Time Served: 1 year	President of SAFECO Life Insurance Company since 1998. From 1975 to 1998 he was President and CEO of Talbot Financial Corporation.	25 SAFECO Mutual Funds	First SAFECO Life Insurance Co., Director of Netstock Corporation, Bellevue, Washington
OFFICERS

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (51)	President	Time Served: Six Months
Senior Vice President of SAFECO Life Insurance Company from 1992 to 1998. Since 1998, Executive Vice President and Actuary of SAFECO Life Insurance Company. In November 2001, named Director and President of SAFECO Services Corporation, Director of SAFECO Asset Management Company, Director and President of SAFECO Securities, Inc.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (57)	Vice President Treasurer	Time Served: 7 years
Chairman of SAFECO Asset Management Company; Treasurer and Chief Investment Officer of SAFECO Corporation; Vice President of SAFECO Insurance Companies; Director, Vice President and Treasurer of First SAFECO Life Insurance Company of New York; former Senior Portfolio Manager of SAFECO Insurance Companies and Portfolio Manager for SAFECO Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (45)	Vice President, Secretary, Controller	Time Served: 2 years
Vice President, Treasurer, Controller and Secretary of SAFECO Asset Management Company; Vice President, Treasurer, Controller and Secretary of SAFECO Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of SAFECO Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of SAFECO Investment Services, Inc. since March 2000; Assistant Controller of SAFECO Securities, Inc., SAFECO Services Corporation and SAFECO Asset Management Company from 1996 to June 2000.

Scott D. Murphy 4854 154th Place NE Redmond, WA 98052 (40)	Assistant Controller	Time Served: 2 years
Assistant Controller, SAFECO Asset Management Company and SAFECO Services Corporation since June 2000. Assistant Controller of SAFECO Securities, Inc. since May 2001. Former Senior Vice President and Chief Financial Officer with Nichols Brothers Boat Builders, Inc., a commercial ship building and repair company, from April 1991 to April 2000.

Susan Tracey SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (51)	Assistant Secretary	Time Served: 1 year
Tax Manager for SAFECO Corporation. Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. She has been employed by SAFECO Corporation since 1987.

Stephen Collier SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (49)	Assistant Secretary	Time Served: 1 year
Director of Taxation and Vice President of SAFECO Corporation; Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. He has been an executive officer of SAFECO Corporation and subsidiaries since 1991.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at SAFECO Securities, Inc. 4854 154th Place NE, Redmond, WA 98052. Telephone 1-800-624-5711 Deaf and Hard of Hearing TTY/TDD Service 1-800-438-8718.

SAFECO FIXED-INCOME FUNDS

INVESTMENT ADVISOR
SAFECO Asset Management
    Company

DISTRIBUTOR
SAFECO Securities, Inc.

TRANSFER AGENT
SAFECO Services Corporation

CUSTODIAN
State Street Bank

FOR CLIENT SERVICES
1-800-624-5711

TTY/TDD
1-800-438-8718

*All telephone calls are tape-recorded
for your protection.

For 24-Hour Automated Performance Information and Transactions
Nationwide: 1-800-835-4391

Mailing Address
SAFECO Mutual Funds
P.O. Box 34890
Seattle, Washington 98124-1890

Internet
www.safecofunds.com

Email
mfunds@safeco.com

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®A registered trademark of SAFECO Corporation

GMF-1055 08/02